                                                                    EXHIBIT 99.2

                      IN THE UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN
                                SOUTHERN DIVISION

In re:                                    ) Chapter 11
                                          )
COLLINS & AIKMAN CORPORATION, et al.(1)   ) Case No. 05-55927 (SWR)
                                          ) (Jointly Administered)
                    Debtors.              )
                                          ) (Tax Identification #13-3489233)
                                          )
                                          ) Honorable Steven W. Rhodes

                         JOINT PLAN OF REORGANIZATION OF
            COLLINS & AIKMAN CORPORATION AND ITS DEBTOR SUBSIDIARIES

KIRKLAND & ELLIS LLP                      CARSON FISCHER, P.L.C.
Richard M. Cieri (NY RC 6062)             Joseph M. Fischer (P13452)
Citigroup Center                          Lawrence A. Lichtman (P35403)
153 East 53rd Street                      4111 West Andover Road -- Second Floor
New York, New York 10022                  Bloomfield Hills, Michigan 48302
Telephone: (212) 446-4800                 Telephone: (248) 644-4840
Facsimile: (212) 446-4900                 Facsimile: (248) 644-1832

-and-                                     Co-Counsel for the Debtors

David L. Eaton (IL 3122303)
Ray C. Schrock (IL 6257005)
Marc J. Carmel (IL 6272032)
Scott R. Zemnick (IL 6276224)
200 East Randolph Drive
Chicago, Illinois 60601
Telephone: (312) 861-2000
Facsimile: (312) 861-2200

Co-Counsel for the Debtors                Dated: August 30, 2006

----------
(1) The Debtors in the jointly administered cases include: Collins & Aikman Corporation; Amco Convertible Fabrics, Inc., Case No. 05-55949; Becker Group, LLC (d/b/a/ Collins & Aikman Premier Mold), Case No. 05-55977; Brut Plastics, Inc., Case No. 05-55957; Collins & Aikman (Gibraltar) Limited, Case No. 05-55989; Collins & Aikman Accessory Mats, Inc. (f/k/a the Akro Corporation), Case No. 05-55952; Collins & Aikman Asset Services, Inc., Case No. 05-55959; Collins & Aikman Automotive (Argentina), Inc. (f/k/a Textron Automotive (Argentina), Inc.), Case No. 05-55965; Collins & Aikman Automotive (Asia), Inc. (f/k/a Textron Automotive (Asia), Inc.), Case No. 05-55991; Collins & Aikman Automotive Exteriors, Inc. (f/k/a Textron Automotive Exteriors, Inc.), Case No. 05-55958; Collins & Aikman Automotive Interiors, Inc. (f/k/a Textron Automotive Interiors, Inc.), Case No. 05-55956; Collins & Aikman Automotive International, Inc., Case No. 05-55980; Collins & Aikman Automotive International Services, Inc. (f/k/a Textron Automotive International Services, Inc.), Case No. 05-55985; Collins & Aikman Automotive Mats, LLC, Case No. 05-55969; Collins & Aikman Automotive Overseas Investment, Inc. (f/k/a Textron Automotive Overseas Investment, Inc.), Case No. 05-55978; Collins & Aikman Automotive Services, LLC, Case No. 05-55981; Collins & Aikman Canada Domestic Holding Company, Case No. 05-55930; Collins & Aikman Carpet & Acoustics (MI), Inc., Case No. 05-55982; Collins & Aikman Carpet & Acoustics (TN), Inc., Case No. 05-55984; Collins & Aikman Development Company, Case No. 05-55943; Collins & Aikman Europe, Inc., Case No. 05-55971; Collins & Aikman Fabrics, Inc. (d/b/a Joan Automotive Industries, Inc.), Case No. 05-55963; Collins & Aikman Intellimold, Inc. (d/b/a M&C Advanced Processes, Inc.), Case No. 05-55976; Collins & Aikman Interiors, Inc., Case No. 05-55970; Collins & Aikman International Corporation, Case No. 05-55951; Collins & Aikman Plastics, Inc., Case No. 05-55960; Collins & Aikman Products Co., Case No. 05-55932; Collins & Aikman Properties, Inc., Case No. 05-55964; Comet Acoustics, Inc., Case No. 05-55972; CW Management Corporation, Case No. 05-55979; Dura Convertible Systems, Inc., Case No. 05-55942; Gamble Development Company, Case No. 05-55974; JPS Automotive, Inc. (d/b/a PACJ, Inc.), Case No. 05-55935; New Baltimore Holdings, LLC, Case No. 05-55992; Owosso Thermal Forming, LLC, Case No. 05-55946; Southwest Laminates, Inc. (d/b/a Southwest Fabric Laminators Inc.), Case No. 05-55948; Wickes Asset Management, Inc., Case No. 05-55962; and Wickes Manufacturing Company, Case No. 05-55968.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
ARTICLE I. DEFINED TERMS, RULES OF INTERPRETATION  AND COMPUTATION OF
           TIME..........................................................     1
     A.   Defined Terms..................................................     1
          1.   "2008 Fiscal Year Audit"..................................     1
          2.   "Accrued Professional Compensation".......................     1
          3.   "Administrative Claim"....................................     1
          4.   "Agent"...................................................     1
          5.   "Allowed".................................................     1
          6.   "Allowed ... Claim".......................................     2
          7.   "Allowed Equity Interest".................................     2
          8.   "Ballot"..................................................     2
          9.   "Bankruptcy Code".........................................     2
          10.  "Bankruptcy Court"........................................     2
          11.  "Bankruptcy Rules"........................................     2
          12.  "Bar Date"................................................     2
          13.  "Bar Date Order"..........................................     2
          14.  "Beneficial Holder".......................................     2
          15.  "Business Day"............................................     2
          16.  "Carve Out Account".......................................     2
          17.  "Cash"....................................................     2
          18.  "Cash Investment Yield"...................................     2
          19.  "Cash Management Order"...................................     2
          20.  "Cause of Action".........................................     2
          21.  "Chapter 11 Case".........................................     3
          22.  "Claim"...................................................     3
          23.  "Claims Objection Bar Date"...............................     3
          24.  "Class"...................................................     3
          25.  "Confirmation"............................................     3
          26.  "Confirmation Date".......................................     3
          27.  "Confirmation Hearing"....................................     3
          28.  "Confirmation Order"......................................     3
          29.  "Consummation"............................................     3
          30.  "Core Group"..............................................     3
          31.  "Creditors Committee".....................................     3
          32.  "Cure Amount Claim".......................................     3

          33.  "Debtor"..................................................     3
          34.  "Debtor Releasees"........................................     3
          35.  "Debtors".................................................     3
          36.  "Deemed"..................................................     4
          37.  "Derivative Claim"........................................     4
          38.  "DIP Agent"...............................................     4
          39.  "DIP Credit Agreement"....................................     4
          40.  "DIP Facility"............................................     4
          41.  "DIP Facility Claims".....................................     4
          42.  "DIP Lenders".............................................     4
          43.  "Disbursing Agent"........................................     4
          44.  "Disclosure Statement"....................................     4
          45.  "Disputed . . . Claim"....................................     4
          46.  "Distribution Record Date"................................     5
          47.  "Document Reviewing Centers"..............................     5
          48.  "Effective Date"..........................................     5
          49.  "English Insolvency Law"..................................     5
          50.  "Entity"..................................................     5
          51.  "Equity Incentive Plan"...................................     5
          52.  "Equity Interest".........................................     5
          53.  "Estate"..................................................     5
          54.  "Estates".................................................     5
          55.  "European Debtors"........................................     5
          56.  "Exculpated Parties"......................................     5
          57.  "Executory Contract"......................................     5
          58.  "Face Amount".............................................     5
          59.  "Fee Claim"...............................................     6
          60.  "Fee Order"...............................................     6
          61.  "File" or "Filed".........................................     6
          62.  "Final Decree"............................................     6
          63.  "Final DIP Order".........................................     6
          64.  "Final Order".............................................     6
          65.  "General Unsecured Claims"................................     6
          66.  "Holder"..................................................     6
          67.  "Impaired"................................................     6
          68.  "Impaired Claim"..........................................     6
          69.  "Impaired Claim Note".....................................     6

          70.  "Indenture Trustees"......................................     6
          71.  "Insured Claim"...........................................     7
          72.  "Intercompany Claims".....................................     7
          73.  "KERP"....................................................     7
          74.  "Litigation Recovery Interests"...........................     7
          75.  "Litigation Trust"........................................     7
          76.  "Litigation Trust Agreement"..............................     7
          77.  "Litigation Trust Assets".................................     7
          78.  "Litigation Trust Claims".................................     7
          79.  "Litigation Trust Funding Amount".........................     7
          80.  "Master Ballots"..........................................     7
          81.  "New Bank Facility".......................................     7
          82.  "New Common Stock"........................................     7
          83.  "Nominee".................................................     7
          84.  "Non-Released Parties"....................................     7
          85.  "OEMs"....................................................     7
          86.  "OEM Administrative DIP Claims"...........................     7
          87.  "OEM Administrative DIP Loan".............................     7
          88.  "OEM Bankruptcy Rule 9019 Settlements"....................     8
          89.  "OEM Earn-Out"............................................     8
          90.  "OEM Junior Secured DIP Claims"...........................     8
          91.  "OEM Subordinated DIP Loan"...............................     8
          92.  "OPEB Liability"..........................................     8
          93.  "Ordinary Course Professionals Order".....................     8
          94.  "Other Priority Claims"...................................     8
          95.  "Other Secured Claims"....................................     8
          96.  "PBGC Claims".............................................     8
          97.  "Person"..................................................     8
          98.  "Petition Date"...........................................     8
          99.  "Plan"....................................................     8
          100. "Plan Objection Deadline".................................     8
          101. "Prepetition Credit Agreement"............................     8
          102. "Prepetition Facility"....................................     9
          103. "Prepetition Facility Claims".............................     9
          104. "Prepetition Lenders".....................................     9
          105. "Priority Claims".........................................     9
          106. "Priority Tax Claims".....................................     9

          107. "Pro Rata"................................................     9
          108. "Professional"............................................     9
          109. "Professional Escrow Account".............................     9
          110. "Quarterly Distribution Date".............................     9
          111. "Real Property Executory Contract and Unexpired Lease"....     9
          112. "Reinstated" or "Reinstatement"...........................     9
          113. "Releasing Parties".......................................    10
          114. "Reorganized C&A Corporation".............................    10
          115. "Reorganized Debtors".....................................    10
          116. "Required Prepetition Lenders"............................    10
          117. "Restructuring Transactions"..............................    10
          118. "Schedules"...............................................    10
          119. "Secondary Liability Claim"...............................    10
          120. "Secured Claim"...........................................    10
          121. "Securities Act"..........................................    10
          122. "Senior Note Claims"......................................    10
          123. "Senior Note Indenture"...................................    10
          124. "Senior Note Indenture Trustee"...........................    11
          125. "Senior Notes"............................................    11
          126. "Senior Subordinated Note Claims".........................    11
          127. "Senior Subordinated Note Indenture"......................    11
          128. "Senior Subordinated Note Indenture Trustee"..............    11
          129. "Senior Subordinated Notes"...............................    11
          130. "Shareholders Agreement"..................................    11
          131. "Steering Committee"......................................    11
          132. "Stipulation of Amount and Nature of Claim"...............    11
          133. "Subordinated Securities Claims"..........................    11
          134. "Subscription Record Date"................................    11
          135. "Success Sharing Plan"....................................    11
          136. "Tax Note"................................................    11
          137. "Third Party Disbursing Agent"............................    11
          138. "Tort Claim"..............................................    12
          139. "Unexpired Lease".........................................    12
          140. "Unimpaired"..............................................    12
          141. "Uninsured Claim".........................................    12
          142. "Unsecured Claims"........................................    12
          143. "Voting Deadline".........................................    12

          144. "Voting Instructions".....................................    12
          145. "Warrants"................................................    12
          146. "Workers' Compensation Order".............................    12
     B.   Rules of Interpretation and Computation of Time................    12
          1.   Rules of Interpretation...................................    12
          2.   Computation of Time.......................................    13
ARTICLE II. CLASSES OF CLAIMS AND EQUITY INTERESTS.......................    13
     A.   Unimpaired Classes of Claims...................................    13
          1.   Class 1 (Other Secured Claims)............................    13
          2.   Class 2 (Other Priority Claims)...........................    13
     B.   Impaired Classes of Claims and Equity Interests................    13
          1.   Class 3 (Prepetition Facility Claims).....................    13
          2.   Class 4 (OEM Junior Secured DIP Claims)...................    13
          3.   Class 5 (General Unsecured Claims)........................    13
          4.   Class 6 (Senior Note Claims)..............................    13
          5.   Class 7 (PBGC Claims).....................................    13
          6.   Class 8 (Senior Subordinated Note Claims).................    13
          7.   Class 9 (Equity Interests)................................    13
          8.   Class 10 (Subordinated Securities Claims).................    13
          9.   Class 11 (Intercompany Claims)............................    13
ARTICLE III. TREATMENT OF CLAIMS AND EQUITY INTERESTS....................    14
     A.   Unclassified Claims............................................    14
          1.   Payment of Administrative Claims..........................    14
               (a) Administrative Claims in General......................    14
               (b) Statutory Fees........................................    14
               (c) Ordinary Course Liabilities...........................    14
               (d) DIP Facility Claims...................................    14
               (e) OEM Administrative DIP Claims.........................    14
               (f) Administrative Claims of Indenture Trustees...........    14
               (g) Bar Dates for Administrative Claims...................    15
                   (i)  General Bar Date Provisions......................    15
                   (ii) Bar Dates for Certain Administrative Claims......    15
                        (A) Professional Compensation....................    15
                        (B) Ordinary Course Liabilities..................    15
                        (C) DIP Facility Claims..........................    15
                        (D) OEM Administrative DIP Claims................    15
          2.   Payment of Priority Tax Claims............................    15

     B.   Unimpaired Classes of Claims...................................    16
          1.   Class 1 Claims (Other Secured Claims).....................    16
          2.   Class 2 Claims (Other Priority Claims)....................    16
     C.   Impaired Classes of Claims and Equity Interests................    16
          1.   Class 3 Claims (Prepetition Facility Claims)..............    16
          2.   Class 4 Claims (OEM Junior Secured DIP Claims)............    17
          3.   Class 5 Claims (General Unsecured Claims).................    17
          4.   Class 6 Claims (Senior Note Claims).......................    17
          5.   Class 7 Claims (PBGC Claims)..............................    17
          6.   Class 8 Claims (Senior Subordinated Note Claims)..........    17
          7.   Class 9 Equity Interests (Equity Interests)...............    18
          8.   Class 10 Claims (Subordinated Securities Claims)..........    18
          9.   Class 11 Claims (Intercompany Claims).....................    18
     D.   Special Provisions Regarding Sale of Entire Business...........    18
     E.   Special Provisions Regarding Indenture Trustees' Administrative
             Claims and Allowed Claims...................................    18
     F.   Special Provisions Regarding the Treatment of Allowed Secondary
             Liability Claims............................................    18
ARTICLE IV. MEANS FOR IMPLEMENTATION OF THE PLAN.........................    19
     A.   Continued Corporate Existence and Vesting of Assets in the
              Reorganized Debtors........................................    19
     B.   Restructuring Transactions.....................................    19
          1.   Restructuring Transactions Generally......................    19
          2.   Obligations of Any Surviving Corporation in a
                  Restructuring Transaction..............................    19
     C.   Corporate Governance, Directors and Officers,
            Employment-Related Agreements and Compensation Programs......    20
          1.   Certificate of Incorporation and By-Laws of Reorganized
                  C&A Corporation........................................    20
          2.   Board of Directors of Reorganized C&A Corporation.........    20
          3.   New Employment, Retirement, Indemnification and Other
                  Related Agreements and Incentive Compensation
                  Programs...............................................    20
          4.   Equity Incentive Plan.....................................    20
          5.   Corporate Action..........................................    21
     D.   New Bank Facility, Obtaining Cash for Plan Distributions and
             Transfers of Funds Among the Debtors........................    21
     E.   Authorization and Issuance of New Common Stock.................    21
     F.   The Litigation Trust...........................................    21
     G.   Preservation of Rights of Action...............................    22
          1.   Maintenance of Causes of Action...........................    22
          2.   Preservation of All Causes of Action Not Expressly Settled
                  or Released............................................    23
     H.   Certain Employee, Retiree and Workers' Compensation Benefits...    23

          1.   Employee Benefits.........................................    23
          2.   Retiree Medical Benefits..................................    23
          3.   Pension Plan..............................................    23
          4.   Workers' Compensation Benefits............................    23
          5.   Implementation of the KERP and Success Sharing Plan.......    23
     I.   Limitations on Amounts to Be Distributed to Holders of Allowed
             Insured Claims..............................................    24
     J.   Cancellation and Surrender of Instruments, Securities and Other
             Documentation...............................................    24
     K.   Creation of Professional Escrow Account........................    24
     L.   Release of Liens...............................................    24
     M.   Effectuating Documents; Further Transactions; Exemption from
             Certain Transfer Taxes......................................    24
ARTICLE V. TREATMENT OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES.........    25
     A.   Executory Contracts and Unexpired Leases to Be Assumed or
             Assumed and Assigned........................................    25
          1.   Assumption and Assignment Generally.......................    25
          2.   Assumptions and Assignments of Real Property Executory
                  Contracts and Unexpired Leases.........................    25
          3.   Assignments Related to the Restructuring Transactions.....    25
          4.   Approval of Assumptions and Assignments...................    25
     B.   Payments Related to the Assumption of Executory Contracts and
             Unexpired Leases............................................    26
     C.   Executory Contracts and Unexpired Leases to Be Rejected........    26
     D.   Bar Date for Rejection Damages.................................    26
     E.   Special Executory Contract and Unexpired Lease Issues..........    26
          1.   Obligations to Indemnify Directors, Officers and
                  Employees..............................................    26
          2.   Reinstatement of Allowed Secondary Liability Claims
                  Arising From or Related to Executory Contracts or
                  Unexpired Leases Assumed by the Debtors................    27
     F.   Contracts and Leases Entered into After the Petition Date......    27
     G.   Assumption and Assignment of D&O Insurance.....................    27
ARTICLE VI. PROVISIONS GOVERNING DISTRIBUTIONS...........................    28
     A.   Distributions for Claims Allowed as of the Effective Date......    28
     B.   Method of Distributions to Holders of Claims...................    28
     C.   Compensation and Reimbursement for Services Related to
             Distributions...............................................    28
     D.   Delivery of Distributions and Undeliverable or Unclaimed
             Distributions...............................................    28
          1.   Delivery of Distributions.................................    28
               (a) Generally.............................................    28
               (b) Special Provision for Distribution to Holders of
                      Prepetition Facility Claims........................    28
               (c) Special Provisions for Distributions to Holders of
                      Senior Note Claims.................................    29
          2.   Undeliverable Distributions Held by Disbursing Agents.....    29
               (a) Holding and Investment of Undeliverable
                       Distributions.....................................    29
               (b) After Distributions Become Deliverable................    29

               (c) Failure to Claim Undeliverable Distributions..........    29
     E.   Distribution Record Date.......................................    29
     F.   Means of Cash Payments.........................................    30
     G.   Timing and Calculation of Amounts to Be Distributed............    30
          1.   Allowed Claims............................................    30
          2.   De Minimis Distributions..................................    30
          3.   Compliance with Tax Requirements..........................    30
     H.   Setoffs........................................................    30
     I.   Surrender of Canceled Instruments or Securities................    31
          1.   Tender of Senior Notes....................................    31
          2.   Lost, Stolen, Mutilated or Destroyed Senior Notes.........    31
          3.   Failure to Surrender Senior Notes.........................    31
ARTICLE VII. PROCEDURES FOR RESOLVING DISPUTED CLAIMS....................    31
     A.   Prosecution of Objections to Claims............................    31
          1.   Objections to Claims......................................    31
          2.   Authority to Prosecute Objections.........................    32
     B.   Treatment of Disputed Claims...................................    32
     C.   Distributions on Account of Disputed Claims Once Allowed.......    32
ARTICLE VIII. CONDITIONS PRECEDENT TO CONFIRMATION AND CONSUMMATION OF
   THE PLAN..............................................................    32
     A.   Conditions to Confirmation.....................................    32
     B.   Conditions Precedent to Consummation...........................    33
     C.   Waiver of Conditions...........................................    34
     D.   Effect of Non-Occurrence of Conditions to Consummation.........    34
ARTICLE IX. CRAMDOWN.....................................................    34
ARTICLE X. SETTLEMENT, RELEASE, INJUNCTION AND RELATED PROVISIONS........    34
     A.   Compromise and Settlement......................................    34
     B.   Releases by the Debtors........................................    35
     C.   Third Party Release............................................    35
     D.   Exculpation....................................................    36
     E.   Indemnification................................................    36
     F.   Discharge of Claims and Termination of Equity Interests........    37
     G.   Injunction.....................................................    37
ARTICLE XI. RETENTION OF JURISDICTION....................................    38
ARTICLE XII. MISCELLANEOUS PROVISIONS....................................    39
     A.   Dissolution of the Creditors' Committee........................    39
     B.   Modification of the Plan.......................................    39

     C.   Revocation of the Plan.........................................    39
     D.   Severability of Plan Provisions................................    40
     E.   Consultation...................................................    40
     F.   Successors and Assigns.........................................    40
     G.   Service of Certain Plan Exhibits and Disclosure Statement
             Exhibits....................................................    40
     H.   Service of Documents...........................................    40

                              TABLE OF EXHIBITS(1)

EXHIBIT A   Nonexclusive List of Causes of Action(2)
EXHIBIT B   Terms of Litigation Trust Agreement(3)
EXHIBIT C   Terms of New Bank Facility(3)
EXHIBIT D   Terms of New Common Stock(2)
EXHIBIT E   Terms of OEM Earn-Out(2)
EXHIBIT F   Terms of Shareholders Agreement(2)
EXHIBIT G   Terms of Warrants(2)
EXHIBIT H   Certificate of Incorporation of Reorganized C&A Corporation(3)
EXHIBIT I   By-Laws of Reorganized C&A Corporation(3)
EXHIBIT J   Initial Grants under the Equity Incentive Plan(3)
EXHIBIT K   Terms of Equity Incentive Plan(3)
EXHIBIT L   Employment and Other Agreements and Plans (that are in effect or will take effect as of the Effective Date)(3)
EXHIBIT M   Schedule of Executory Contracts and Unexpired Leases to Be Assumed
            and Assigned(3)
EXHIBIT N   Nonexclusive Schedule of Executory Contracts and Unexpired Leases to
            Be Rejected(3)
EXHIBIT O   List of Manufacturing Facilities (at which the Debtors will obtain cost savings or implement a plant rationalization strategy)(2)
EXHIBIT P   Terms of Tax Note(2)

----------
(1) Except as otherwise indicated, all Exhibits will be available for review after they are Filed during regular business hours at the Document Reviewing Centers.

(2) To be Filed and available for review at the Document Reviewing Centers no later than ten days before the hearing on the Disclosure Statement.

(3) To be Filed and available for review at the Document Reviewing Centers no later than ten days before the Confirmation Hearing.

                                  INTRODUCTION

     Collins & Aikman Corporation and the other Debtors propose the following Plan for the resolution of the outstanding claims against and equity interests in the Debtors. The Debtors are proponents of the Plan within the meaning of section 1129 of the Bankruptcy Code. Reference is made to the Debtors' Disclosure Statement, filed contemporaneously with the Plan, for a discussion of the Debtors' history, businesses, results of operations, historical financial information, projections and properties, and for a summary and analysis of the Plan. There also are other agreements and documents, which are or will be filed with the Bankruptcy Court, that are referenced in the Plan or the Disclosure Statement and that will be available for review.

                                   ARTICLE I.

                     DEFINED TERMS, RULES OF INTERPRETATION
                             AND COMPUTATION OF TIME

A.   DEFINED TERMS

     As used in the Plan, capitalized terms have the meanings set forth below. Any capitalized term that is not otherwise defined herein, but that is used in the Bankruptcy Code or the Bankruptcy Rules, will have the meaning given to that term in the Bankruptcy Code or the Bankruptcy Rules, as applicable.

     1. "2008 FISCAL YEAR AUDIT" means the audited financial statements for the Reorganized Debtors' 2008 fiscal year.

     2. "ACCRUED PROFESSIONAL COMPENSATION" means, at any time, all accrued fees and expenses (including, as applicable, success fees) for services rendered by all Professionals in the Chapter 11 Cases that the Bankruptcy Court has not denied by Final Order, to the extent such fees and expenses have not been paid regardless of whether a fee application has been filed for such amount. To the extent a court denies by Final Order a Professional's fees or expenses, such amounts will no longer be considered Accrued Professional Compensation.

     3. "ADMINISTRATIVE CLAIM" means a Claim for costs and expenses of administration of the Chapter 11 Cases allowed under sections 503(b), 507(b) or 1114(e)(2) of the Bankruptcy Code, including: (a) the actual and necessary costs and expenses incurred after the Petition Date of preserving the respective Estates and operating the businesses of the Debtors (such as wages, salaries, commissions for services and payments for inventories, leased equipment and premises), including Claims under the DIP Credit Agreement; (b) compensation for legal, financial advisory, accounting and other services rendered after the Petition Date, and reimbursement of expenses incurred in connection therewith, awarded or allowed under sections 330(a) or 331 of the Bankruptcy Code, including Fee Claims; (c) all fees and charges assessed against the Estates under chapter 123 of title 28, United States Code, 28 U.S.C. Sections 1911-1930; and (d) any Claims for reclamation allowed in accordance with section 546(c)(2) of the Bankruptcy Code and section 2-702 of the Uniform Commercial Code.

     4. "AGENT" means JPMorgan Chase Bank, N.A., as administrative agent under the Prepetition Credit Agreement.

     5. "ALLOWED" means, with respect to Claims or Equity Interests, (a) any Claim against or Equity Interest in a Debtor, proof of which is timely Filed, or by order of the Bankruptcy Court is not or will not be required to be Filed, (b) any Claim that has been or is hereafter listed in the Schedules as neither disputed, contingent nor unliquidated, and for which no timely proof of Claim has been Filed or (c) any Claim or Equity Interest Allowed pursuant to the Plan; provided that with respect to any Claim or Equity Interest described in clauses
(a) or (b) above, such Claim or Equity Interest will be Allowed only if (i) no objection to the allowance thereof has been interposed within the applicable period of time fixed by the Plan, the Bankruptcy Code, the Bankruptcy Rules or the Bankruptcy Court or (ii) such an objection is so interposed and the Claim or Equity Interest has been Allowed by a Final Order (but only if such allowance was not solely for the purpose of voting to accept or reject the Plan). Except as otherwise specified in the Plan or a Final Order of the Bankruptcy Court, the amount of an Allowed Claim will not include interest on such Claim from and after the Petition Date.

     6. "ALLOWED ... CLAIM" means an Allowed Claim in the particular Class or category specified. Any reference herein to a particular Allowed Claim includes both the secured and unsecured portions of such Claim.

     7. "ALLOWED EQUITY INTEREST" means an Allowed Equity Interest in Class 9.

     8. "BALLOT" means the form or forms distributed to each Holder of an Impaired Claim entitled to vote on the Plan on which the Holder indicates acceptance or rejection of the Plan or any election for treatment of such Claim under the Plan.

     9. "BANKRUPTCY CODE" means title 11 of the United States Code, 11 U.S.C. Sections 101-1330, as now in effect or hereafter amended and, in each case, applicable to the Chapter 11 Cases.

     10. "BANKRUPTCY COURT" means the United States District Court having jurisdiction over the Chapter 11 Cases and, to the extent of any reference made pursuant to 28 U.S.C. Section 157, the bankruptcy unit of such District Court.

     11. "BANKRUPTCY RULES" means, collectively, the Federal Rules of Bankruptcy Procedure and the local rules for the Bankruptcy Court, as now in effect or hereafter amended and, in each case, applicable to the Chapter 11 Cases.

     12. "BAR DATE" means the applicable bar date by which a proof of Claim must be or must have been Filed, as established by an order of the Bankruptcy Court, including the Bar Date Order and the Confirmation Order.

     13. "BAR DATE ORDER" means that certain Order Establishing a Bar Date for Filing Proofs of Claim and Approving the Manner and Notice Thereof entered by the Bankruptcy Court on November 22, 2005 [Docket No. 1803].

     14. "BENEFICIAL HOLDER" means the Person or Entity holding the beneficial interest in a Claim or Equity Interest.

     15. "BUSINESS DAY" means any day, other than a Saturday, Sunday or "legal holiday" (as defined in Bankruptcy Rule 9006(a)).

     16. "CARVE OUT ACCOUNT" means that certain segregated trust account maintained at JPMorgan Chase Bank, N.A. pursuant to the DIP Credit Agreement for the benefit of the Professionals, which account contains funds for the payment of fees and expenses incurred by the Professionals and is not property of an Estate.

     17. "CASH" means cash and cash equivalents.

     18. "CASH INVESTMENT YIELD" means the net yield earned by the applicable Disbursing Agent from the investment of cash held pending distribution pursuant to the Plan, which investment will be in a manner consistent with the Reorganized Debtors' investment and deposit guidelines.

     19. "CASH MANAGEMENT ORDER" means that certain First Day Order (A) Authorizing (I) Continued Use of Existing Cash Management System on an Interim Basis, (II) Maintenance of Existing Bank Accounts and (III) Continued Use of Existing Business Forms; and (B) (I) Granting Administrative Priority Status to Postpetition Intercompany Claims and (II) Authorizing Continued Performance Under Intercompany Arrangement and Historical Practices entered by the Bankruptcy Court on May 17, 2005 [Docket No. 0040].

     20. "CAUSE OF ACTION" means any and all claims, causes of action, demands, rights, actions, suits, obligations, liabilities, accounts, defenses, offsets, powers, privileges, licenses and franchises of any kind or character whatsoever, known or unknown, contingent or non-contingent, matured or unmatured, suspected or unsuspected, foreseen or unforeseen, currently existing or hereafter arising, in contract or in tort, in law or in equity, or under any other theory of law. Without limiting the generality of the foregoing, when referring to Causes of Action of the Debtors or their Estates, "Causes of Action" will include, but not be limited to (a) rights of setoff, counterclaim or recoupment and claims on contracts or for breaches of duties imposed by law; (b) the right to object to Claims or Equity Interests; (c) Claims pursuant to sections 362, 510, 542, 543, 544 through 550, or 553 of the Bankruptcy Code; and (d) such Claims and defenses as fraud, mistake, duress and usury.

     21. "CHAPTER 11 CASE" means (a) when used with reference to a particular Debtor, the chapter 11 case pending for that Debtor in the Bankruptcy Court and
(b) when used with reference to all Debtors, the chapter 11 cases pending for the Debtors in the Bankruptcy Court.

     22. "CLAIM" means a "claim," as defined in section 101(5) of the Bankruptcy Code, against any Debtor.

     23. "CLAIMS OBJECTION BAR DATE" means, for all Claims that have not been Allowed, the latest of: (a) 180 days after the Effective Date; (b) 180 days after the Filing of a proof of Claim for such Claim; and (c) such other period of limitation as may be specifically fixed by the Plan, the Confirmation Order, the Bankruptcy Rules or a Final Order for objecting to such Claim.

     24. "CLASS" means a class of Claims or Equity Interests, as described in
Article II.

     25. "CONFIRMATION" means the entry of the Confirmation Order on the docket of the Bankruptcy Court.

     26. "CONFIRMATION DATE" means the date upon which the Confirmation Order is entered by the Bankruptcy Court on its docket, within the meaning of Bankruptcy Rules 5003 and 9021.

     27. "CONFIRMATION HEARING" means the hearing held by the Bankruptcy Court on Confirmation of the Plan, as such hearing may be continued from time to time.

     28. "CONFIRMATION ORDER" means the order of the Bankruptcy Court confirming the Plan pursuant to section 1129 of the Bankruptcy Code.

     29. "CONSUMMATION" means the occurrence of the Effective Date.

     30. "CORE GROUP" means the parties set forth in the First Amended Notice, Case Management and Administrative Procedures filed on June 9, 2005 [Docket No. 294].

     31. "CREDITORS COMMITTEE" means the official committee of unsecured creditors of the Debtors appointed by the United States trustee in the Chapter 11 Cases pursuant to section 1102 of the Bankruptcy Code.

     32. "CURE AMOUNT CLAIM" means a Claim based upon a Debtor's defaults pursuant to an Executory Contract or Unexpired Lease at the time such contract or lease is assumed by that Debtor under section 365 of the Bankruptcy Code.

     33. "DEBTOR" means, as the context requires, any of the Debtors.

     34. "DEBTOR RELEASEES" means (a) all officers, directors and employees of the Debtors and their subsidiaries immediately proceeding and as of the Effective Date, (b) all attorneys, financial advisors, accountants, investment bankers, investment advisors, actuaries, professionals, agents, affiliates and representatives of the Debtors and their subsidiaries and (c) the Releasing Parties, their respective predecessors and successors in interest, and all of their respective current and former members, officers, directors, employees, partners, attorneys, financial advisors, accountants, investment bankers, investment advisors, actuaries, professionals, agents, affiliates and representatives; provided that no Non-Released Parties will be Debtor Releasees.

     35. "DEBTORS" means, collectively, the above-captioned debtors identified on the cover page to this Plan.

     36. "DEEMED" means, for any particular Claim, (a) the scheduled amount of such Claim, unless a proof of claim was Filed with respect to such Claim, in which case the proof of claim amount supersedes the scheduled amount, (b) the amount asserted in Filed proofs of claim for which there are not corresponding scheduled amounts and (c) if a Filed proof of claim does not assert a sum certain, the Deemed amount will be determined by court order. In all events, if the amount of a Claim is determined or estimated for any purposes by Final Order or stipulation, then that amount will be the Deemed amount for that Claim.

     37. "DERIVATIVE CLAIM" means a claim that is property of any of the Debtors' Estates pursuant to section 541 of the Bankruptcy Code.

     38. "DIP AGENT" means JPMorgan Chase Bank, N.A., as administrative agent under the DIP Credit Agreement.

     39. "DIP CREDIT AGREEMENT" means (a) that certain Amended and Restated Revolving Credit, Term Loan and Guaranty Agreement, dated as of July 28, 2005, as it may be subsequently amended and modified, by and among Collins & Aikman Products Co., as borrower, substantially all of the domestic direct and indirect subsidiaries of Collins & Aikman Corporation, as guarantors, the DIP Agent, and certain other lenders named therein; (b) all amendments and restatements thereto and extensions thereof; and (c) all security agreements, other agreements and instruments related to the documents identified in (a) and (b) of this definition.

     40. "DIP FACILITY" means that certain debtor-in-possession senior, secured credit facility entered into pursuant to the DIP Credit Agreement.

     41. "DIP FACILITY CLAIMS" means all Obligations (as defined in the DIP Credit Agreement) outstanding under the DIP Facility as of the Effective Date.

     42. "DIP LENDERS" means the lenders under the DIP Credit Agreement.

     43. "DISBURSING AGENT" means Reorganized C&A Corporation, in its capacity as a disbursing agent pursuant to Article VI.B, or any Third Party Disbursing Agent.

     44. "DISCLOSURE STATEMENT" means the disclosure statement (including all exhibits and schedules thereto or referenced therein) that relates to the Plan, as approved by the Bankruptcy Court pursuant to section 1125 of the Bankruptcy Code, as the same may be amended, modified or supplemented.

     45. "DISPUTED ... CLAIM" means:

          (a) if no proof of Claim has been Filed by the applicable Bar Date or has otherwise been deemed timely Filed under applicable law: (i) a Claim that is listed on a Debtor's Schedules as other than disputed, contingent or unliquidated, but as to which the applicable Debtor, Reorganized Debtor or, prior to the Confirmation Date, any other party in interest, has Filed an objection by the Claims Objection Bar Date and such objection has not been withdrawn or denied by a Final Order; or (ii) a Claim that is listed on a Debtor's Schedules as disputed, contingent or unliquidated; or

          (b) if a proof of Claim or request for payment of an Administrative Claim has been Filed by the Bar Date or has otherwise been deemed timely Filed under applicable law: (i) a Claim for which no corresponding Claim is listed on a Debtor's Schedules; (ii) a Claim for which a corresponding Claim is listed on a Debtor's Schedules as other than disputed, contingent or unliquidated, but the nature or amount of the Claim as asserted in the proof of Claim varies from the nature and amount of such Claim as it is listed on the Schedules; (iii) a Claim for which a corresponding Claim is listed on a Debtor's Schedules as disputed, contingent or unliquidated; (iv) a Claim for which an objection has been Filed by the applicable Debtor, Reorganized Debtor or, prior to the Confirmation Date, any other party in interest, by the Claims Objection Bar Date, and such objection has not been withdrawn or denied by a Final Order; or (v) a Tort Claim.

     46. "DISTRIBUTION RECORD DATE" means the date set by the Bankruptcy Court for determining the Holders of Claims entitled to vote on the Plan.

     47. "DOCUMENT REVIEWING CENTERS" means, collectively: (a) the offices of Kirkland & Ellis LLP at 200 East Randolph Drive, Chicago, Illinois 60601; and
(b) any other locations designated by the Debtors at which any party in interest may review all of the exhibits and schedules to the Plan and the Disclosure Statement.

     48. "EFFECTIVE DATE" means a day, as determined by the Debtors and the Agent that is the Business Day as soon as reasonably practicable after all conditions to the Effective Date in Article VIII.B have been met or waived pursuant to Article VIII.C.

     49. "ENGLISH INSOLVENCY LAW" means the English Insolvency Act of 1986.

     50. "ENTITY" means an entity as defined in section 101(15) of the Bankruptcy Code.

     51. "EQUITY INCENTIVE PLAN" means the equity incentive plan that will be implemented as set forth in Article IV.C.4, which may provide for the issuance to officers, directors and employees of the Reorganized Debtors options to purchase up to 5% of the New Common Stock in Reorganized C&A Corporation.

     52. "EQUITY INTEREST" means all equity interests in any of the Debtors, including all issued, unissued, authorized or outstanding shares of stock, together with any warrants, options or contract rights to purchase or acquire such interests at any time.

     53. "ESTATE" means, as to each Debtor, the estate created for that Debtor in its Chapter 11 Case pursuant to section 541 of the Bankruptcy Code.

     54. "ESTATES" means, collectively, the estates created for the Debtors in the Chapter 11 Cases pursuant to section 541 of the Bankruptcy Code.

     55. "EUROPEAN DEBTORS" means the Debtors' European subsidiaries that, on July 15, 2005, petitioned for administration orders pursuant to Schedule B1 of the English Insolvency Law in the Companies Court of the High Court of Justice, Chancery Division in London, England. For purposes of clarification, the European Debtors are not Debtors in the Chapter 11 Cases.

     56. "EXCULPATED PARTIES" means: (a) the Debtors; (b) the Reorganized Debtors; (c) the Releasing Parties and their respective predecessors and successors in interest; and (d) all of the current (and former as it relates to the Entities described in foregoing clause (c)) officers, directors, employees, members, partners, investment advisors, attorneys, actuaries, financial advisors, accountants, investment bankers, agents, professionals, affiliates and representatives of each of the foregoing Persons and Entities (in each case in his, her or its capacity as such); provided that no Non-Released Parties will be Exculpated Parties.

     57. "EXECUTORY CONTRACT" means a contract to which one or more of the Debtors is a party that is subject to assumption or rejection under section 365 of the Bankruptcy Code.

     58. "FACE AMOUNT" means:

     (a) when used with reference to a Disputed Insured Claim, either (i) the full stated amount claimed by the Holder of such Claim in any proof of Claim Filed by the Bar Date, or otherwise deemed timely Filed under applicable law, if the proof of Claim specifies only a liquidated amount; (ii) if no proof of Claim is Filed by the Bar Date or otherwise deemed timely filed under applicable law, the full amount of the Claim listed on the Debtors' Schedules provided that such amount is not listed as disputed, contingent or unliquidated; or (iii) the applicable deductible under the relevant insurance policy, minus any reimbursement obligations of the applicable Debtor to the insurance carrier for sums expended by the insurance carrier on account of such Claim (including defense costs), if such amount is less than the amount specified in (i) or (ii) above or the proof of Claim specifies an unliquidated amount; and

     (b) when used with reference to a Disputed Uninsured Claim, either (i) the full stated amount claimed by the Holder of such Claim in any proof of Claim Filed by the Bar Date or otherwise deemed timely Filed under applicable law, if the proof of Claim specifies only a liquidated amount; or (ii) the amount of the Claim acknowledged by the applicable Debtor or Reorganized Debtor in any objection Filed to such Claim or in the Schedules as an undisputed, noncontingent and liquidated Claim, estimated by the Bankruptcy Court pursuant to section 502(c) of the Bankruptcy Code or proposed by the Debtors or the Reorganized Debtors and approved by the United States trustee, if no proof of Claim has been Filed by the Bar Date or has otherwise been deemed timely Filed under applicable law or if the proof of Claim specifies an unliquidated amount.

     59. "FEE CLAIM" means a Claim under sections 330(a), 331, 503 or 1103 of the Bankruptcy Code for compensation of a Professional or other Entity for services rendered or expenses incurred in the Chapter 11 Cases.

     60. "FEE ORDER" means that certain Administrative Order Establishing Procedures for Monthly Compensation and Reimbursement of Expenses for Professionals and Official Committee Members entered by the Bankruptcy Court on June 9, 2005 [Docket No. 290].

     61. "FILE" OR "FILED" means file, filed or filing with the Bankruptcy Court or its authorized designee in the Chapter 11 Cases.

     62. "FINAL DECREE" means the decree contemplated under Bankruptcy Rule
3022.

     63. "FINAL DIP ORDER" means the Final Order (I) Authorizing Debtors (A) to Obtain Post-Petition Financing Pursuant to 11 U.S.C. Sections 105, 361, 362, 364(c)(1), 364(c)(2), 364(c)(3), 364(d)(1) and 364(e) and (B) to Utilize Cash
Collateral Pursuant to 11 U.S.C. Section 363 and (II) Granting Adequate Protection to Pre-Petition Secured Parties Pursuant to 11 U.S.C. Sections 361, 362, 363 and 364 entered by the Bankruptcy Court on July 28, 2005 [Docket No. 809].

     64. "FINAL ORDER" means an order or judgment of the Bankruptcy Court, or other court of competent jurisdiction, as entered on the docket in any Chapter 11 Case or the docket of any other court of competent jurisdiction, that has not been reversed, stayed, modified or amended, and as to which the time to appeal or seek certiorari or move for a new trial, reargument or rehearing has expired, and no appeal or petition for certiorari or other proceedings for a new trial, reargument or rehearing has been timely taken, or as to which any appeal that has been taken or any petition for certiorari that has been timely filed has been withdrawn or resolved by the highest court to which the order or judgment was appealed or from which certiorari was sought or the new trial, reargument or rehearing will have been denied or resulted in no modification of such order.

     65. "GENERAL UNSECURED CLAIMS" means any Claim against the Debtors that is not a/an: (a) Administrative Claim; (b) DIP Facility Claim; (c) OEM Administrative DIP Claim; (d) Priority Tax Claim; (e) Other Secured Claim; (f) Other Priority Claim; (g) Prepetition Facility Claim; (h) OEM Junior Secured DIP Claim; (i) PBGC Claim; (j) Senior Note Claim; (k) Senior Subordinated Note Claim; (l) Equity Interest; (m) Subordinated Securities Claim; or (n) Intercompany Claim.

     66. "HOLDER" means a Person or Entity holding an Equity Interest or Claim.

     67. "IMPAIRED" means with respect to any Class of Claims or Equity Interests, a Claim or Equity Interest that is impaired within the meaning of section 1124 of the Bankruptcy Code.

     68. "IMPAIRED CLAIM" means a Claim classified in an Impaired Class.

     69. "IMPAIRED CLAIM NOTE" means a freely prepayable promissory note issued by Reorganized C&A Corporation on terms equal to the relevant OEM Earn-Out.

     70. "INDENTURE TRUSTEES" means, collectively, the Senior Note Indenture Trustee and the Senior Subordinated Note Indenture Trustee.

     71. "INSURED CLAIM" means any Claim arising from an incident or occurrence alleged to have occurred prior to the Effective Date that is covered under an insurance policy, other than a workers' compensation insurance policy, applicable to the Debtors or their businesses.

     72. "INTERCOMPANY CLAIMS" means any and all Claims and Equity Interests of a Debtor against and in another Debtor.

     73. "KERP" means that certain key employee retention program described in the Debtors' Motion for an Order Authorizing the Debtors to Implement a Key Employee Retention Program filed November 7, 2005 [Docket No. 1635] and approved by the Bankruptcy Court on December 16, 2005 [Docket No. 1901].

     74. "LITIGATION RECOVERY INTERESTS" means the recovery, if any, of the Litigation Trust.

     75. "LITIGATION TRUST" means that certain litigation trust to be formed on the Effective Date, pursuant to the Litigation Trust Agreement.

     76. "LITIGATION TRUST AGREEMENT" means that certain trust agreement, substantially on the terms set forth on Exhibit B, that will govern the Litigation Trust.

     77. "LITIGATION TRUST ASSETS" means those assets, including the Litigation Trust Claims, to be transferred to and owned by the Litigation Trust, pursuant to the Litigation Trust Agreement.

     78. "LITIGATION TRUST CLAIMS" means any and all Causes of Action identified in the Litigation Trust Agreement.

     79. "LITIGATION TRUST FUNDING AMOUNT" means the amount of $3 million to be used to initially fund the Litigation Trust, which shall be repaid to the Reorganized Debtors from the first proceeds received by the Litigation Trust.

     80. "MASTER BALLOTS" mean the master ballots accompanying the Disclosure Statement upon which Holders of Impaired Claims will indicate their acceptance or rejection of the Plan in accordance with the Voting Instructions.

     81. "NEW BANK FACILITY" means the exit financing to be obtained by the Reorganized Debtors, as described in Article IV.D, with terms substantially as set forth on Exhibit C.

     82. "NEW COMMON STOCK" means the shares of common stock in the Reorganized C&A Corporation with terms substantially as set forth on Exhibit D.

     83. "NOMINEE" means any broker, dealer, commercial bank, trust company, savings and loan, financial institution or other nominee in whose name securities were registered or held of record on behalf of a Beneficial Holder.

     84. "NON-RELEASED PARTIES" means any Person or Entity listed as a potential defendant in any of the Causes of Action set forth on Exhibit A and Holders of Claims in Class 3 not voting or voting to reject the Plan.

     85. "OEMS" means DaimlerChrysler Corporation, Ford Motor Company, General Motors Corporation, Honda of America Manufacturing, Inc., Nissan North America Inc. and Toyota Motor Manufacturing North America, Inc. and their respective affiliates and representatives.

     86. "OEM ADMINISTRATIVE DIP CLAIMS" means any and all Claims arising from the OEM Administrative DIP Loan.

     87. "OEM ADMINISTRATIVE DIP LOAN" means that certain postpetition unsecured financing in the aggregate principal amount of $30 million provided by the OEMs pursuant to the Final Order Authorizing the

Debtors to Obtain Postpetition Unsecured Financing entered by the Bankruptcy Court on August 11, 2005 [Docket No. 922].

     88. "OEM BANKRUPTCY RULE 9019 SETTLEMENTS" means those certain settlements among the Debtors and each of the OEMs, which settlements shall provide for a global resolution of material open commercial and restructuring issues between the Debtors (including releases for the OEMs), their affiliates and the particular OEM on terms satisfactory to the Debtors and the Agent (in consultation with the Prepetition Lenders).

     89. "OEM EARN-OUT" means that certain one-time earn-out payment for Holders of OEM Junior Secured DIP Claims, subject to the terms set forth on Exhibit E.

     90. "OEM JUNIOR SECURED DIP CLAIMS" means any and all Claims arising from the OEM Subordinated DIP Loan.

     91. "OEM SUBORDINATED DIP LOAN" means that certain debtor-in-possession junior secured financing, as approved on a final basis by the Bankruptcy Court on August 11, 2005 [Docket No. 0916], provided under the Price Adjustment, Non-Resourcing and DIP Financing Arrangement for Collins & Aikman and Its Affiliated Debtors, by and among Collins & Aikman Corporation, the OEMs and JPMorgan Chase Bank, N.A., the term of which commenced on July 1, 2005.

     92. "OPEB LIABILITY" means any and all Claims that are subject to section 1114 of the Bankruptcy Code.

     93. "ORDINARY COURSE PROFESSIONALS ORDER" means that certain Order Authorizing the Debtors to Employ and Compensate Certain Professionals Utilized in the Ordinary Course of the Debtors' Businesses entered by the Bankruptcy Court on June 9, 2005 [Docket No. 293].

     94. "OTHER PRIORITY CLAIMS" means any and all Claims accorded priority in right of payment under section 507(a) of the Bankruptcy Code, other than a Priority Tax Claim or an Administrative Claim.

     95. "OTHER SECURED CLAIMS" means any and all Secured Claims against the Debtors not specifically described herein; provided that Other Secured Claims will not include Prepetition Facility Claims, OEM Junior Secured DIP Claims, Intercompany Claims or Claims of the Indenture Trustees.

     96. "PBGC CLAIMS" means any and all Claims of the Pension Benefit Guaranty Corporation relating to the Collins & Aikman Pension Plan, including any and all Claims arising from the termination of such pension plan.

     97. "PERSON" means an individual, corporation, partnership, joint venture, association, joint stock company, limited liability company, limited liability partnership, trust, trustee, United States trustee, estate, unincorporated organization, government, governmental unit (as defined in the Bankruptcy Code), agency, or political subdivision thereof, or other Entity.

     98. "PETITION DATE" means May 17, 2005.

     99. "PLAN" means this Joint Plan of Reorganization of Collins & Aikman Corporation and Its Debtor Subsidiaries, and all exhibits attached hereto or referenced herein, as the same may be amended, modified or supplemented.

     100. "PLAN OBJECTION DEADLINE" means the deadline established by the Bankruptcy Court for filing and serving objections to the Confirmation of the Plan.

     101. "PREPETITION CREDIT AGREEMENT" means that certain credit agreement, dated as of December 20, 2001, by and among Collins & Aikman Products Co., as borrower, substantially all of the domestic direct and indirect subsidiaries of Collins & Aikman Corporation, as guarantors, the Agent and certain other lenders named therein, as amended and restated as of September 1, 2004, as the same may have been subsequently modified, amended or supplemented, together with all instruments and agreements related thereto.

     102. "PREPETITION FACILITY" means that certain senior secured credit facility entered into pursuant to the Prepetition Credit Agreement.

     103. "PREPETITION FACILITY CLAIMS" means the total amount outstanding under the Prepetition Facility as of the Effective Date.

     104. "PREPETITION LENDERS" means the lenders from time to time under the Prepetition Credit Agreement.

     105. "PRIORITY CLAIMS" means, collectively, Priority Tax Claims and Other Priority Claims.

     106. "PRIORITY TAX CLAIMS" means any and all Claims of a governmental unit of the kind specified in section 507(a)(8) of the Bankruptcy Code.

     107. "PRO RATA" means the proportion that the amount of an Allowed Claim or an Allowed Equity Interest in a particular Class bears to the aggregate amount of Allowed Claims or the aggregate number of Allowed Equity Interests in such Class.

     108. "PROFESSIONAL" means any professional employed in the Chapter 11 Cases pursuant to sections 327 or 1103 of the Bankruptcy Code or any professional or other Entity seeking compensation or reimbursement of expenses in connection with the Chapter 11 Cases pursuant to section 503(b)(4) of the Bankruptcy Code.

     109. "PROFESSIONAL ESCROW ACCOUNT" means an interest-bearing savings account to be funded and maintained in trust for the Reorganized Debtors on and after the Effective Date solely for the purpose of paying all fees and expenses of Professionals in these Chapter 11 Cases. The Professional Escrow Account will not constitute property of any of the Reorganized Debtors.

     110. "QUARTERLY DISTRIBUTION DATE" means the last Business Day of the month following the end of each calendar quarter after the Effective Date; provided that if the Effective Date is within 45 days of the end of a calendar quarter, the first Quarterly Distribution Date will be the last Business Day of the month following the end of the first calendar quarter after the calendar quarter in which the Effective Date falls.

     111. "REAL PROPERTY EXECUTORY CONTRACT AND UNEXPIRED LEASE" means, collectively, an Executory Contract or Unexpired Lease relating to a Debtor's interest in real property and any Executory Contract or Unexpired Lease granting rights or interests related to or appurtenant to the applicable real property, including all easements; licenses; permits; rights; privileges; immunities; options; rights of first refusal; powers; uses; usufructs; reciprocal easement or operating agreements; vault, tunnel or bridge agreements or franchises; development rights; and any other interests in real estate or rights in rem related to the applicable real property.

     112. "REINSTATED" OR "REINSTATEMENT" means rendering a Claim or Equity Interest unimpaired within the meaning of section 1124 of the Bankruptcy Code. Unless the Plan specifies a particular method of Reinstatement, when the Plan provides that an Allowed Claim or Allowed Equity Interest will be Reinstated, such Claim or Equity Interest will be Reinstated, at the applicable Reorganized Debtor's sole discretion, in accordance with one of the following:

     (a) the legal, equitable and contractual rights to which such Claim or Equity Interest entitles the Holder will be unaltered; or

     (b) notwithstanding any contractual provision or applicable law that entitles the Holder of such Claim or Equity Interest to demand or receive accelerated payment of such Claim or Equity Interest after the occurrence of a default: (i) any such default that occurred before or after the commencement of the applicable Chapter 11 Case, other than a default of a kind specified in section 365(b)(2) of the Bankruptcy Code, will be cured; (ii) the maturity of such Claim or Equity Interest as such maturity existed before such default will be reinstated; (iii) the Holder of such Claim or Equity Interest will be compensated for any damages incurred as a result of any reasonable reliance by such Holder on such contractual provision or such applicable law; and (iv) the legal, equitable or contractual rights to which such Claim or Equity Interest entitles the Holder of such Claim or Equity Interest will not otherwise be altered.

     113. "RELEASING PARTIES" means the Creditors Committee, each member of the Creditors Committee, the DIP Lenders, the DIP Agent, the Prepetition Lenders, the Agent, the Steering Committee, each member of the Steering Committee and all Holders of Claims in Class 3 voting to accept the Plan.

     114. "REORGANIZED C&A CORPORATION" means Collins & Aikman Corporation on and after the Effective Date.

     115. "REORGANIZED DEBTORS" means the Debtors on and after the Effective
Date.

     116. "REQUIRED PREPETITION LENDERS" means Prepetition Lenders holding, in the aggregate, two-thirds in amount and a majority in number of the Prepetition Facility Claims.

     117. "RESTRUCTURING TRANSACTIONS" means, collectively, those mergers, consolidations, restructurings, dispositions, liquidations or dissolutions that the Debtors or Reorganized Debtors determine to be necessary or appropriate to effect a corporate restructuring of their respective businesses or otherwise to simplify the overall corporate structure of the Reorganized Debtors.

     118. "SCHEDULES" means the schedules of assets and liabilities and the statements of financial affairs Filed by the Debtors, as required by section 521 of the Bankruptcy Code and the Official Bankruptcy Forms, as the same may have been or may be amended, modified or supplemented.

     119. "SECONDARY LIABILITY CLAIM" means a Claim that arises from a Debtor being liable as a guarantor of, or otherwise being jointly, severally or secondarily liable for, any contractual, tort or other obligation of another Debtor, including any Claim based on: (a) guaranties of collection, payment or performance; (b) indemnity bonds, obligations to indemnify or obligations to hold harmless; (c) performance bonds; (d) contingent liabilities arising out of contractual obligations or out of undertakings (including any assignment or other transfer) with respect to leases, operating agreements or other similar obligations made or given by a Debtor relating to the obligations or performance of another Debtor; (e) vicarious liability; (f) liabilities arising out of piercing the corporate veil, alter ego liability or similar legal theories; or
(g) any other joint or several liability that any Debtor may have in respect of any obligation that is the basis of a Claim.

     120. "SECURED CLAIM" means a Claim that is secured by a lien on property in which an Estate has an interest or that is subject to setoff under section 553 of the Bankruptcy Code, to the extent of the value of the Claim Holder's interest in the applicable Estate's interest in such property or to the extent of the amount subject to setoff, as applicable, as determined pursuant to sections 506(a) and, if applicable, 1129(b) of the Bankruptcy Code.

     121. "SECURITIES ACT" means the Securities Act of 1933, 15 U.S.C. Sections 77a-77aa, as now in effect or hereafter amended.

     122. "SENIOR NOTE CLAIMS" means any and all Claims arising from the Senior Notes.

     123. "SENIOR NOTE INDENTURE" means that certain indenture, dated as of December 20, 2001, by and among Collins & Aikman Products Co., as issuer, substantially all of the domestic direct and indirect subsidiaries of Collins & Aikman Corporation, as guarantors, and BNY Midwest Trust Company, as indenture trustee, as the same may have been subsequently modified, amended or supplemented, together with all instruments and agreements related thereto.

     124. "SENIOR NOTE INDENTURE TRUSTEE" means BNY Midwest Trust Company, as trustee under the Senior Note Indenture.

     125. "SENIOR NOTES" means those certain 10-3/4% unsecured senior notes due 2011 issued pursuant to the Senior Note Indenture.

     126. "SENIOR SUBORDINATED NOTE CLAIMS" means any and all Claims arising from the Senior Subordinated Notes.

     127. "SENIOR SUBORDINATED NOTE INDENTURE" means that certain indenture, dated as of August 26, 2004, by and among Collins & Aikman Products Co., as issuer, substantially all of the domestic direct and indirect subsidiaries of Collins & Aikman Corporation, as guarantors, and BNY Midwest Trust Company, as indenture trustee, as the same may have been subsequently modified, amended or supplemented, together with all instruments and agreements related thereto.

     128. "SENIOR SUBORDINATED NOTE INDENTURE TRUSTEE" means The Law Debenture Company, as trustee under the Senior Subordinated Note Indenture.

     129. "SENIOR SUBORDINATED NOTES" means those certain 12-7/8% senior subordinated notes due August 15, 2012, issued pursuant to the Senior Subordinated Note Indenture.

     130. "SHAREHOLDERS AGREEMENT" means that certain agreement, substantially on the terms and conditions set forth on Exhibit F, governing the rights, duties and obligations of shareholders of Reorganized C&A Corporation, to be dated as of the Effective Date, executed and delivered by Reorganized C&A Corporation and to which all Holders of New Common Stock and the Warrants (to the extent such Warrants are exercised) shall be deemed to be parties.

     131. "STEERING COMMITTEE" means the unofficial Steering Committee of Prepetition Lenders.

     132. "STIPULATION OF AMOUNT AND NATURE OF CLAIM" means a stipulation or other agreement between the applicable Debtor or Reorganized Debtor and a Holder of a Claim or Equity Interest, or an agreed order of the Bankruptcy Court, establishing the amount and nature of a Claim or Equity Interest.

     133. "SUBORDINATED SECURITIES CLAIMS" means Claims of the type described in, and subject to subordination under, section 510(b) of the Bankruptcy Code, including any and all Claims whatsoever, whether known or unknown, foreseen or unforeseen, suspected or unsuspected, currently existing or hereafter arising, arising from rescission of a purchase or sale of a security of the Debtors or an affiliate of the Debtors, for damages arising from the purchase, sale or holding of such securities, or for reimbursement, indemnification or contribution allowed under section 502 of the Bankruptcy Code on account of such a Claim.

     134. "SUBSCRIPTION RECORD DATE" means the date that is fourteen business days after entry of an order by the Bankruptcy Court approving the adequacy of the Disclosure Statement.

     135. "SUCCESS SHARING PLAN" means that certain success sharing plan approved by the (a) Order Approving Employment Agreements of Frank Macher, As President and Chief Executive Officer, and Other Members of Debtors' New Management Team [Docket No. 1144] and (b) Order Authorizing the Implementation of a Key Employee Retention Program [Docket No. 1901].

     136. "TAX NOTE" means a promissory note, with terms substantially set forth on Exhibit P, issued by Reorganized C&A Corporation delivered to a Holder of an Allowed Priority Tax Claim providing for equal cash payments, made semi-annually, commencing six months after the Effective Date and concluding six years after the date of assessment of the tax that is the subject of the relevant Allowed Priority Tax Claim.

     137. "THIRD PARTY DISBURSING AGENT" means an Entity designated by Reorganized C&A Corporation to act as a Disbursing Agent pursuant to Article VI.B.

     138. "TORT CLAIM" means any Claim that has not been settled, compromised or otherwise resolved that: (a) arises out of allegations of personal injury, wrongful death, property damage, products liability or similar legal theories of recovery; or (b) arises under any federal, state or local statute, rule, regulation or ordinance governing, regulating or relating to health, safety, hazardous substances or the environment.

     139. "UNEXPIRED LEASE" means a lease of non-residential real property to which one or more of the Debtors is a party that is subject to assumption or rejection under section 365 of the Bankruptcy Code.

     140. "UNIMPAIRED" means, with respect to a Class of Claims or Equity Interests, a Claim or Equity Interest that is unimpaired within the meaning of section 1124 of the Bankruptcy Code.

     141. "UNINSURED CLAIM" means any Claim that is not an Insured Claim.

     142. "UNSECURED CLAIMS" means, collectively, General Unsecured Claims, Senior Note Claims and Senior Subordinated Note Claims.

     143. "VOTING DEADLINE" means the deadline for submitting Ballots and Master Ballots to accept or reject the Plan in accordance with section 1126 of the Bankruptcy Code that is specified in the Disclosure Statement, the Ballots or related solicitation documents approved by the Bankruptcy Court.

     144. "VOTING INSTRUCTIONS" means the instructions for voting on the Plan contained in the section of the Disclosure Statement entitled "VOTING INSTRUCTIONS" and in the Ballots and the Master Ballots.

     145. "WARRANTS" means warrants having the terms set forth on Exhibit G.

     146. "WORKERS' COMPENSATION ORDER" means that certain First Day Order: (A) Authorizing the Debtors to Continue to Pay and Honor Certain Prepetition Claims for (i) Wages, Salaries and Other Compensation, (ii) Withholdings and Deductions and (iii) Reimbursable Employee Expenses; (B) Authorizing the Debtors to Continue to Provide Employee Benefits in the Ordinary Course of Business; (C) Authorizing the Debtors to Pay All Related Costs and Expenses; and (D) Directing Banks to Receive, Honor and Pay All Checks and Electronic Payment Requests Related to the Foregoing, entered by the Bankruptcy Court on May 17, 2005 [Docket No. 48].

B.   RULES OF INTERPRETATION AND COMPUTATION OF TIME

     1. Rules of Interpretation

     For purposes of the Plan, unless otherwise provided herein: (a) whenever from the context it is appropriate, each term, whether stated in the singular or the plural, will include both the singular and the plural; (b) unless otherwise provided in the Plan, any reference in the Plan to a contract, instrument, release or other agreement or document being in a particular form or on particular terms and conditions means that such document will be substantially in such form or substantially on such terms and conditions; (c) any reference in the Plan to an existing document or exhibit Filed or to be Filed means such document or exhibit, as it may have been or may be amended, modified or supplemented pursuant to the Plan or Confirmation Order; (d) any reference to an Entity as a Holder of a Claim or Equity Interest includes that Entity's successors, assigns and affiliates; (e) all references in the Plan to Sections, Articles and Exhibits are references to Sections, Articles and Exhibits of or to the Plan; (f) the words "herein," "hereunder" and "hereto" refer to the Plan in its entirety rather than to a particular portion of the Plan; (g) captions and headings to Articles and Sections are inserted for convenience of reference only and are not intended to be a part of or to affect the interpretation of the Plan; (h) subject to the provisions of any contract, certificates of incorporation, by-laws, similar constituent documents, instrument, release or other agreement or document entered into or delivered in connection with the Plan, the rights and obligations arising under the Plan will be governed by, and construed and enforced in accordance with, federal law, including the Bankruptcy Code and the Bankruptcy Rules; and (i) the rules of construction set forth in section 102 of the Bankruptcy Code will apply.

     2. Computation of Time

     In computing any period of time prescribed or allowed hereby, the provisions of Bankruptcy Rule 9006(a) will apply.

                                   ARTICLE II.

                     CLASSES OF CLAIMS AND EQUITY INTERESTS

     All Claims and Equity Interests, except Administrative Claims and Priority Tax Claims, are placed in the following Classes. In accordance with section 1123(a)(1) of the Bankruptcy Code, Administrative Claims and Priority Tax Claims, as described in Article III.A, have not been classified and thus are excluded from the following Classes. A Claim or Equity Interest is classified in a particular Class only to the extent that the Claim or Equity Interest qualifies within the description of that Class and is classified in other Classes to the extent that any remainder of the Claim or Equity Interest qualifies within the description of such other Classes.

A.   UNIMPAIRED CLASSES OF CLAIMS

     1. Class 1 (Other Secured Claims): Other Secured Claims against any Debtor.

     2. Class 2 (Other Priority Claims): Priority Claims against any Debtor that are entitled to priority under section 507(a)(3), (4), (5) or (6) of the Bankruptcy Code.

B.   IMPAIRED CLASSES OF CLAIMS AND EQUITY INTERESTS

     1. Class 3 (Prepetition Facility Claims): Prepetition Facility Claims against any Debtor.

     2. Class 4 (OEM Junior Secured DIP Claims): OEM Junior Secured DIP Claims against any Debtor.

     3. Class 5 (General Unsecured Claims): General Unsecured Claims against any Debtor.

     4. Class 6 (Senior Note Claims): Senior Note Claims against any Debtor.

     5. Class 7 (PBGC Claims): PBGC Claims against any Debtor.

     6. Class 8 (Senior Subordinated Note Claims): Senior Subordinated Note Claims against any Debtor.

     7. Class 9 (Equity Interests): Equity Interests in any Debtor.

     8. Class 10 (Subordinated Securities Claims): Subordinated Securities Claims against any Debtor.

     9. Class 11 (Intercompany Claims): Intercompany Claims that are not Administrative Claims.

                                  ARTICLE III.

                    TREATMENT OF CLAIMS AND EQUITY INTERESTS

A.   UNCLASSIFIED CLAIMS

     1. Payment of Administrative Claims

          (a)  Administrative Claims in General

     Except as specified in this Article III.A.1, and subject to the bar date provisions herein, unless otherwise agreed by the Holder of an Administrative Claim and the applicable Debtor or Reorganized Debtor, each Holder of an Allowed Administrative Claim will receive, in full satisfaction of its Administrative Claim, Cash equal to the Allowed amount of such Administrative Claim either (i) on the Effective Date or (ii) if the Administrative Claim is not allowed as of the Effective Date, 30 days after the date on which an order allowing such Administrative Claim becomes a Final Order or a Stipulation of Amount and Nature of Claim is executed by the applicable Reorganized Debtor and the Holder of the Administrative Claim.

          (b)  Statutory Fees

     On or before the Effective Date, Administrative Claims for fees payable pursuant to 28 U.S.C. Section 1930 will be paid by the Debtors in Cash equal to the amount of such Administrative Claims. After the Effective Date, all fees payable pursuant to 28 U.S.C. Section 1930 will be paid by the Reorganized Debtors in accordance therewith until the closing of the Chapter 11 Cases pursuant to section 350(a) of the Bankruptcy Code.

          (c)  Ordinary Course Liabilities

     Administrative Claims based on liabilities incurred by a Debtor in the ordinary course of its business will be paid by the applicable Reorganized Debtor pursuant to the terms and conditions of the particular transaction giving rise to such Administrative Claims, without any further action by the Holders of such Administrative Claims.

          (d)  DIP Facility Claims

     On the Effective Date, the DIP Agent, on its own behalf and on behalf of the DIP Lenders, shall receive the following, in full and final satisfaction of all DIP Facility Claims:

               (i) replacement or backstop of all undrawn letters of credit under the DIP Facility by new letters of credit under the New Bank Facility (or such other treatment resulting in termination of liability in respect of such letters of credit or adequate provision therefor as shall be acceptable to the issuer of such letters of credit); and

               (ii) after taking into account the treatment of letters of credit as described above, payment in full in Cash of the remaining amount of the DIP Facility Claims.

          (e)  OEM Administrative DIP Claims

     On the Effective Date, each Holder of an Allowed OEM Administrative DIP Claim will receive, in full and final satisfaction of such Claim, Cash equal to the amount of such Allowed OEM Administrative DIP Claim.

          (f)  Administrative Claims of Indenture Trustees

     Any Administrative Claims of the Indenture Trustees will be treated pursuant to the terms of Article III.E.

          (g)  Bar Dates for Administrative Claims

               (i)  General Bar Date Provisions

     Except as otherwise provided in Article III.A.1(g)(ii), unless previously Filed, requests for payment of Administrative Claims must be Filed and served on the Reorganized Debtors, pursuant to the procedures specified in the Confirmation Order and the notice of entry of the Confirmation Order, no later than 30 days after the Effective Date. Holders of Administrative Claims that are required to File and serve a request for payment of such Administrative Claims and that do not File and serve such a request by the applicable bar date will be forever barred from asserting such Administrative Claims against the Debtors, the Reorganized Debtors or their respective property, and such Administrative Claims will be deemed discharged as of the Effective Date. Objections to such requests must be Filed and served on the Reorganized Debtors and the requesting party by the later of (a) 180 days after the Effective Date and (b) 90 days after the Filing of the applicable request for payment of Administrative Claims.

               (ii) Bar Dates for Certain Administrative Claims

                    (A)  Professional Compensation

     Professionals or other Entities asserting a Fee Claim for services rendered before the Effective Date must File and serve on the Reorganized Debtors and such other Entities who are designated by the Bankruptcy Rules, the Confirmation Order, the Fee Order or other order of the Bankruptcy Court an application for final allowance of such Fee Claim no later than 30 days after the Effective Date; provided that any professional who may receive compensation or reimbursement of expenses pursuant to the Ordinary Course Professionals Order may continue to receive such compensation and reimbursement of expenses for services rendered before the Effective Date, without further Bankruptcy Court review or approval, pursuant to the Ordinary Course Professionals Order. Objections to any Fee Claim must be Filed and served on the Reorganized Debtors and the requesting party by the later of (i) 60 days after the Effective Date and (ii) 30 days after the Filing of the applicable request for payment of the Fee Claim. To the extent necessary, the Confirmation Order will amend and supersede any previously entered order of the Bankruptcy Court, including the Fee Order, regarding the payment of Fee Claims.

                    (B)  Ordinary Course Liabilities

     Holders of Administrative Claims based on liabilities incurred by a Debtor in the ordinary course of its business will not be required to File or serve any request for payment of such Administrative Claims. Such Administrative Claims will be satisfied pursuant to Article III.A.1(c).

                    (C)  DIP Facility Claims

     Holders of DIP Facility Claims will not be required to File or serve any request for payment of such Claims. Such Claims will be satisfied pursuant to
Article III.A.1(d).

                    (D)  OEM Administrative DIP Claims

     Holders of OEM Administrative DIP Claims will not be required to File or serve any request for payment of such Claims. Such Claims will be satisfied pursuant to Article III.A.1(e).

     2.   Payment of Priority Tax Claims

     Each Holder of an Allowed Priority Tax Claim will receive 100% of the unpaid Allowed amount of such Claim in Cash or, at the sole option of the Reorganized Debtors, a Tax Note or a combination thereof, on or as soon as practicable after the Effective Date. Any claim or demand for penalty relating to any Priority Tax Claim shall be disallowed, and the Holder of an Allowed Priority Tax Claim shall not assess or attempt to collect such penalty from the Reorganized Debtors or the Debtors. Notwithstanding the foregoing, the Holder of an Allowed Priority Tax

Claim may receive such other, less favorable treatment as may be agreed upon by the claimant and the Debtors or the Reorganized Debtors.

B.   UNIMPAIRED CLASSES OF CLAIMS

     1. CLASS 1 CLAIMS (OTHER SECURED CLAIMS) are Unimpaired. Subject to the provisions of sections 502(b)(3) and 506(d) of the Bankruptcy Code, on or as soon as practicable after the Effective Date, each Holder of an Allowed Class 1 Claim will receive, in full and final satisfaction of such Allowed Class 1 Claim, one of the following treatments, in the sole discretion of the Debtors:

     (a) the Debtors will reinstate each Allowed Other Secured Claim by curing all outstanding defaults with all legal, equitable and contractual rights remaining unaltered;

     (b) the Debtors will pay in full (in Cash) any such Allowed Other Secured Claim;

     (c) the Debtors will satisfy any such Allowed Other Secured Claim by delivering the collateral securing any such Claim and paying any interest required to be paid under section 506(b) of the Bankruptcy Code; or

     (d) the Debtors will otherwise treat any such Allowed Other Secured Claim in any manner such that the Claim will be rendered Unimpaired.

     2. CLASS 2 CLAIMS (OTHER PRIORITY CLAIMS) are Unimpaired. The legal, equitable and contractual rights of the Holders of Allowed Class 2 Claims are unaltered by the Plan. Unless otherwise agreed to by the Holders of the Allowed Other Priority Claims and the Debtors, each Holder of an Allowed Class 2 Claim will receive, in full and final satisfaction of such Allowed Class 2 Claim, one of the following treatments, in the sole discretion of the Debtors:

     (a) the Debtors will pay the Allowed Class 2 Claim in full in Cash on the Effective Date or as soon thereafter as is practicable; provided that Class 2 Claims representing obligations incurred in the ordinary course of business will be paid in full in Cash when such Class 2 Claims become due and owing in the ordinary course of business; or

     (b) each such Allowed Class 2 Claim will be treated in any other manner so that such Claim will otherwise be rendered Unimpaired.

C.   IMPAIRED CLASSES OF CLAIMS AND EQUITY INTERESTS

     1. CLASS 3 CLAIMS (PREPETITION FACILITY CLAIMS) are Impaired. On or as soon as practicable after the Effective Date, each Holder of a Class 3 Claim will receive, in full and final satisfaction of such Claim, the following treatment:

     (a) its Pro Rata share of 100% of the New Common Stock, subject to dilution by the Warrants and the Equity Incentive Plan;

     (b) replacement and cancellation of all undrawn letters of credit under the Prepetition Facility by new letters of credit under the New Bank Facility (or such other treatment resulting in termination of liability in respect of such letters of credit or adequate provision therefor as shall be acceptable to the issuer of such letters of credit);

     (c) retention of all adequate protection payments in connection with the Prepetition Facility and payment of any deferred or other unpaid adequate protection payments (including interest, fees and professional fees) payable under the Final DIP Order accrued through the Effective Date;

     (d) payment of the reasonable fees and expenses of the Agent's attorneys and financial advisor incurred in connection with the consummation, administration and enforcement of the Plan; and

     (e) the applicable releases and exculpation contained in Article X.

     The unsecured portions of Prepetition Facility Claims, if any, will not be separately classified under the Plan, and the Holders of Prepetition Facility Claims will not be entitled to vote on the Plan or receive any distributions on account of such unsecured Claims.

     2. CLASS 4 CLAIMS (OEM JUNIOR SECURED DIP CLAIMS) are Impaired. Each Holder of an Allowed Class 4 Claim, in full and final satisfaction of such Allowed Class 4 Claim, will be paid in full in Cash, subject to and in accordance with the terms of the OEM Earn-Out, or, at the sole option of the Reorganized Debtors, will receive an Impaired Claim Note or combination thereof.

     3. CLASS 5 CLAIMS (GENERAL UNSECURED CLAIMS) are Impaired. Although under the absolute priority rule the Holders of Class 5 Claims are not entitled to any distributions, to facilitate a consensual Plan, if a Holder of an Allowed Class 5 Claim votes to accept the Plan, such Holder will receive, on or as soon as practicable after the Effective Date, in full and final satisfaction of such Allowed Class 5 Claim:

     (a) its Pro Rata share of the percentage of the Warrants set forth on Exhibit G; and

     (b) its Pro Rata share of the percentage of the Litigation Recovery Interests set forth on Exhibit B.

     4. CLASS 6 CLAIMS (SENIOR NOTE CLAIMS) are Impaired. Although under the absolute priority rule the Holders of Class 6 Claims are not entitled to any distributions, to facilitate a consensual Plan, if a Holder of an Allowed Class 6 Claim votes to accept the Plan, such Holder will receive, on or as soon as practicable after the Effective Date, in full and final satisfaction of such Allowed Class 6 Claim:

     (a) its Pro Rata share of the percentage of the Warrants set forth on Exhibit G; and

     (b) its Pro Rata share of the percentage of the Litigation Recovery Interests set forth on Exhibit B.

     5. CLASS 7 CLAIMS (PBGC CLAIMS) are Impaired. Although under the absolute priority rule the Holders of Class 7 Claims are not entitled to any distributions, to facilitate a consensual Plan, if a Holder of an Allowed Class 7 Claim votes to accept the Plan, such Holder will receive, on or as soon as practicable after the Effective Date, in full and final satisfaction of such Allowed Class 7 Claim:

     (a) the percentage of the Warrants set forth on Exhibit G; and

     (b) the percentage of the Litigation Recovery Interests set forth on Exhibit B.

     6. CLASS 8 CLAIMS (SENIOR SUBORDINATED NOTE CLAIMS) are Impaired. Although under the absolute priority rule the Holders of Class 8 Claims are not entitled to any distributions, to facilitate a consensual Plan, if a Holder of an Allowed Class 8 Claim votes to accept the Plan, such Holder will receive, on or as soon as practicable after the Effective Date, in full and final satisfaction of such Allowed Class 8 Claim:

     (a) its Pro Rata share of the percentage of the Warrants set forth on Exhibit G; and

     (b) its Pro Rata share of the percentage of the Litigation Recovery Interests set forth on Exhibit B (collectively, the "Subordinated Note Share");

provided that the Subordinated Note Share will first be distributed to the Holders of Allowed Senior Note Claims on a Pro Rata basis until such Allowed Senior Note Claims have been paid in full in accordance with the subordination provisions of the Senior Subordinated Note Indenture. If and only to the extent that the Senior Note Claims are paid in full pursuant to the Plan, the remaining portion of the Subordinated Note Share, if any, will be distributed to the Holders of Allowed Senior Subordinated Note Claims.

     7. CLASS 9 EQUITY INTERESTS (EQUITY INTERESTS) are Impaired. On the Effective Date, all Equity Interests will be deemed canceled and will be of no further force and effect, whether surrendered for cancellation or otherwise, and there will be no distribution to the Holders of Equity Interests.

     8. CLASS 10 CLAIMS (SUBORDINATED SECURITIES CLAIMS) are Impaired. On the Effective Date, Subordinated Securities Claims will be canceled, and Holders thereof will not receive a distribution under the Plan in respect of such Claims.

     9. CLASS 11 CLAIMS (INTERCOMPANY CLAIMS) are Impaired. On the Effective Date, Intercompany Claims will be canceled, and Holders thereof will not receive a distribution under the Plan in respect of such Claims; provided that Claims of an European Debtor against a Debtor arising from intercompany transactions with the Debtor will be deemed Allowed General Unsecured Claims only to the extent that such Debtor's intercompany claims against such European Debtor are deemed allowed in such European Debtor's respective administration proceedings pending under English Insolvency Law.

D.   SPECIAL PROVISIONS REGARDING SALE OF ENTIRE BUSINESS

     All (but not less than all) of the New Common Stock distributable to the Holders of Class 3 Claims pursuant to Article III.C.1(a) may be purchased on the Effective Date by one or more purchasers at such price and currency as may be agreed to by the Debtors and the Required Prepetition Lenders. The Prepetition Lenders would receive and retain the other consideration and benefits set forth in Article III.C.1. In the event that there is more than one prospective purchaser willing to pay a price acceptable to the Required Prepetition Lenders, the purchaser(s) offering the highest and best consideration will prevail, with any consideration in excess of such price being made available to other constituencies as their interests may appear. The Debtors shall (a) make information available to prospective purchasers and otherwise actively participate in a process to attract purchasers in accordance with bid procedures agreed between the Debtors and the Agent and (b) make reasonable modifications to the Plan to facilitate a purchase of the entire business by one or more purchasers and the distribution of the consideration paid therefor.

E. SPECIAL PROVISIONS REGARDING INDENTURE TRUSTEES' ADMINISTRATIVE CLAIMS AND ALLOWED CLAIMS

     In full satisfaction of the Indenture Trustees' Administrative Claims, if any, any charging lien held by the Indenture Trustees will be preserved. Distributions received by Holders of Allowed Claims in respect of Senior Notes and Senior Subordinated Notes pursuant to the Plan will be reduced on account of payment of the Indenture Trustees' Administrative Claims.

F. SPECIAL PROVISIONS REGARDING THE TREATMENT OF ALLOWED SECONDARY LIABILITY CLAIMS

     The classification and treatment of Allowed Claims under the Plan take into consideration all Allowed Secondary Liability Claims. On the Effective Date, Allowed Secondary Liability Claims will be treated as follows:

     1. The Allowed Secondary Liability Claims arising from or related to any Debtor's joint or several liability for the obligations under any (a) Allowed Claim that is being Reinstated under the Plan or (b) Executory Contract or Unexpired Lease that is being assumed or deemed assumed by another Debtor or under any Executory Contract or Unexpired Lease that is being assumed by and assigned to another Debtor or any other entity will be Reinstated.

     2. Except as provided in Article III.F.1, Holders of Allowed Secondary Liability Claims will be entitled to only one distribution in respect of such underlying Allowed Claim. No multiple recovery on account of any Allowed Secondary Liability Claim will be provided or permitted.

                                   ARTICLE IV.

                      MEANS FOR IMPLEMENTATION OF THE PLAN

A.   CONTINUED CORPORATE EXISTENCE AND VESTING OF ASSETS IN THE REORGANIZED
     DEBTORS

     1. Except as otherwise provided herein (and subject to the Restructuring Transactions provisions of Article IV.B), each Debtor will, as a Reorganized Debtor, continue to exist after the Effective Date as a separate corporate Entity, with all the powers of a corporation under applicable law and without prejudice to any right to alter or terminate such existence (whether by merger, dissolution or otherwise) under applicable state law. Except as otherwise provided herein, as of the Effective Date, all property of the respective Estates of the Debtors, and any property acquired by a Debtor or Reorganized Debtor under the Plan, will vest in the applicable Reorganized Debtor, free and clear of all Claims, liens, charges, other encumbrances and interests. On and after the Effective Date, each Reorganized Debtor may operate its businesses and may use, acquire and dispose of property and compromise or settle any Claims or Equity Interests without supervision or approval by the Bankruptcy Court and free of any restrictions of the Bankruptcy Code or Bankruptcy Rules, other than those restrictions expressly imposed by the Plan or the Confirmation Order. Without limiting the foregoing, each Reorganized Debtor may pay the charges that it incurs on or after the Effective Date for professionals' fees, disbursements, expenses or related support services (including fees relating to the preparation of Professional fee applications) without application to the Bankruptcy Court.

     2. There are certain Affiliates of the Debtors that are not Debtors in the Chapter 11 Cases. The continued existence, operation and ownership of such non-Debtor Affiliates is a material component of the Debtors' businesses, and, as set forth in Article IV.A, all of the Debtors' Equity Interests and other property interests in such non-Debtor Affiliates shall vest in the applicable Reorganized Debtor or its successor on the Effective Date.

B.   RESTRUCTURING TRANSACTIONS

     1. Restructuring Transactions Generally

     On or after the Confirmation Date, the applicable Debtors or Reorganized Debtors may enter into such Restructuring Transactions and may take such actions as may be necessary or appropriate to effect a corporate restructuring of their respective businesses or simplify the overall corporate structure of the Reorganized Debtors. Any Restructuring Transactions effected on or before the Effective Date shall be subject to the prior consent of the Agent, which consent shall not be unreasonably withheld. Such restructuring may include one or more mergers, consolidations, restructurings, dispositions, liquidations or dissolutions, as may be determined by the Debtors or the Reorganized Debtors to be necessary or appropriate. The actions to effect these transactions may include: (a) the execution and delivery of appropriate agreements or other documents of merger, consolidation, restructuring, disposition, liquidation or dissolution containing terms that are consistent with the terms of the Plan and that satisfy the applicable requirements of applicable state law and such other terms to which the applicable Entities may agree; (b) the execution and delivery of appropriate instruments of transfer, assignment, assumption or delegation of any asset, property, right, liability, duty or obligation on terms consistent with the terms of the Plan and having such other terms to which the applicable Entities may agree; (c) the filing of appropriate certificates or articles of merger, consolidation or dissolution pursuant to applicable state law; and (d) all other actions that the applicable Entities determine to be necessary or appropriate, including making filings or recordings that may be required by applicable state law in connection with such transactions.

     2. Obligations of Any Surviving Corporation in a Restructuring Transaction

     The Restructuring Transactions may include one or more mergers, consolidations, restructurings, dispositions, liquidations or dissolutions, as may be determined by the Debtors or Reorganized Debtors to be necessary or appropriate to result in substantially all of the respective assets, properties, rights, liabilities, duties and obligations of certain of the Reorganized Debtors vesting in one or more surviving, resulting or acquiring corporations. In each case, the surviving, resulting or acquiring corporation will perform the obligations of the applicable Reorganized Debtor pursuant to the Plan to pay or otherwise satisfy the Allowed Claims against such

Reorganized Debtor, except as provided in any contract, instrument or other agreement or document effecting a disposition to such surviving, resulting or acquiring corporation, which may provide that another Reorganized Debtor will perform such obligations. Notwithstanding the foregoing, such surviving, resulting or acquiring corporation will not be required to perform any obligations or to pay or otherwise satisfy any Claims discharged pursuant to the Plan.

C. CORPORATE GOVERNANCE, DIRECTORS AND OFFICERS, EMPLOYMENT-RELATED AGREEMENTS AND COMPENSATION PROGRAMS

     1. Certificate of Incorporation and By-Laws of Reorganized C&A Corporation

     As of the Effective Date, the certificate of incorporation and the by-laws of Reorganized C&A Corporation will be substantially in the forms of Exhibit H and Exhibit I, respectively. The certificate of incorporation and by-laws of Reorganized C&A Corporation, among other things, will: (a) prohibit the issuance of nonvoting equity securities to the extent required by section 1123(a) of the Bankruptcy Code; and (b) effective immediately after the cancellation of the Equity Interests as set forth in Article III.C.7 and Article IV.J, authorize the issuance of New Common Stock in amounts not less than the amounts necessary to permit the distributions thereof required or contemplated by the Plan. After the Effective Date, Reorganized C&A Corporation may amend and restate its certificates of incorporation or by-laws as permitted by the Delaware General Corporation Law, subject to the terms and conditions of such constituent documents.

     2. Board of Directors of Reorganized C&A Corporation

     The initial board of directors of Reorganized C&A Corporation will be comprised of (a) the chief executive officer of Reorganized C&A Corporation and
(b) six other members selected by the Steering Committee. At least three of the Steering Committee's nominees will qualify as an "independent" director under the New York Stock Exchange Guidelines (whether or not the New Common Stock is listed). The Steering Committee will consult in good faith with the representatives of the Debtors regarding the selection of such members.

     3. New Employment, Retirement, Indemnification and Other Related Agreements and Incentive Compensation Programs

     As of the Effective Date, subject to Article V.F, the Reorganized Debtors will have authority to: (a) maintain, amend or revise existing employment, retirement, welfare, incentive, severance, indemnification and other agreements with their active directors, officers and employees, subject to the terms and conditions of any such agreement; (b) enter into new employment, retirement, welfare, incentive, severance, indemnification and other agreements for active and retired employees; and (c) make the initial grants under the Equity Incentive Plan as described on Exhibit J. Exhibit K and Exhibit L provide (a) a description of the Equity Incentive Plan that will take effect as of the Effective Date and (b) a list of the employment agreements and plans that are in effect on the Effective Date, respectively. In addition, Exhibit L provides a summary and description of the Debtors' employment, retirement, severance, indemnification and other related agreements and incentive compensation programs that are to take or remain in effect on or as of the Effective Date.

     4. Equity Incentive Plan

     On the Effective Date or as soon as practicable thereafter, the board of directors for the Reorganized C&A Corporation will implement the Equity Incentive Plan to provide stock options to officers, directors and employees of the Reorganized Debtors for up to 5% of the New Common Stock. The Equity Incentive Plan will have terms substantially as set forth on Exhibit K and the initial grants of options thereunder will conform with Exhibit J, each of which shall be satisfactory to the Agent (in consultation with the Prepetition Lenders) and the Debtors.

     5. Corporate Action

     The Restructuring Transactions; the adoption of new or amended and restated certificates of incorporation and by-laws or similar constituent documents for the Reorganized Debtors; the initial selection of directors and officers for the Reorganized Debtors; the entry into the New Bank Facility; the distribution of Cash pursuant to the Plan; the issuance and distribution of New Common Stock pursuant to the Plan; the adoption, execution, delivery and implementation of all contracts, leases, instruments, releases and other agreements or documents related to any of the foregoing; the adoption, execution and implementation of employment, retirement and indemnification agreements, incentive compensation programs, retirement income plans, welfare benefit plans and other employee plans and related agreements, including the Equity Incentive Plan and the plans and agreements described on Exhibit L; and the other matters provided for under the Plan involving the corporate structure of any Debtor or Reorganized Debtor or corporate action to be taken by or required of any Debtor or Reorganized Debtor will occur and be effective as of the date specified in the documents effectuating the applicable Restructuring Transactions or the Effective Date, if no such other date is specified in such other documents, and will be authorized and approved in all respects and for all purposes without any requirement of further action by stockholders or directors of any of the Debtors.

D. NEW BANK FACILITY, OBTAINING CASH FOR PLAN DISTRIBUTIONS AND TRANSFERS OF FUNDS AMONG THE DEBTORS

     On the Effective Date, the Reorganized Debtors are authorized to execute and deliver those documents necessary or appropriate to obtain the New Bank Facility. All Cash necessary to make payments pursuant to the Plan will be obtained from the Reorganized Debtors' cash balances and operation, the New Bank Facility and the Litigation Trust. Cash payments to be made pursuant to the Plan will be made by the Reorganized Debtors; provided that the Debtors and the Reorganized Debtors will be entitled to transfer funds between and among themselves as they determine to be necessary or appropriate to enable the Reorganized Debtors to satisfy the obligations under the Plan. Any Intercompany Claims resulting from such transfers will be accounted for and settled in accordance with the Debtors' historical intercompany account settlement practices.

E.   AUTHORIZATION AND ISSUANCE OF NEW COMMON STOCK

     Reorganized C&A Corporation will issue a single class of New Common Stock, with a par value of 0.01 cents per share, to be distributed under the Plan in accordance with Article III. In addition, as of the Effective Date, Reorganized C&A Corporation shall authorize: (1) such shares of New Common Stock as may be required for the Equity Incentive Plan, in accordance with Article IV.C.4; (2) such additional shares of New Common Stock as may be required to satisfy the Warrants issued pursuant to this Plan; and (3) such other shares as may be deemed necessary from time to time for general corporate purposes. All New Common Stock to be issued on the Effective Date, all options granted under the Equity Incentive Plan, all New Common Stock purchased pursuant to such options and all Warrants shall be subject to the terms of the Shareholders Agreement.

F.   THE LITIGATION TRUST

     On the Effective Date, the Litigation Trust will be implemented pursuant to the terms of the Litigation Trust Agreement. On the Effective Date, pursuant to the terms of the Litigation Trust Agreement, the Debtors will transfer the Litigation Trust Assets for and on behalf of the beneficiaries of the Litigation Trust. Upon the transfer of the Litigation Trust Assets, the Debtors will have no reversionary or further interest in or with respect to the Litigation Trust Assets or the Litigation Trust. For all federal income tax purposes, the beneficiaries of the Litigation Trust shall be treated as grantors and owners thereof and it is intended that the Litigation Trust be classified as a liquidating trust under Section 301.7701-4 of the Treasury Regulations and that such trust is owned by its beneficiaries. Accordingly, for federal income tax purposes, it is intended that the beneficiaries be treated as if they had received a distribution of an undivided interest in the Litigation Trust Assets and then contributed such interests to the Litigation Trust. The Litigation Trust will initially be funded by the Litigation Trust Funding Amount, which will be transferred to the Litigation Trust on the Effective Date and which will be repaid to the Reorganized Debtors from the first proceeds received by the Litigation Trust.

G.   PRESERVATION OF RIGHTS OF ACTION

     1. Maintenance of Causes of Action

     Except as otherwise provided in the Plan (including Article X.B), the Reorganized Debtors and the Litigation Trust, as applicable, shall retain all rights to commence and pursue, as appropriate, any and all Causes of Action, whether arising before or after the Petition Date, in any court or other tribunal in an adversary proceeding or contested matter Filed in one or more of the Chapter 11 Cases, including the following actions and any Causes of Actions specified on Exhibit A: (a) objections to Claims under the Plan; and (b) any other litigation or Causes of Action, whether legal, equitable or statutory in nature, arising out of, or in connection with the Debtors' businesses, assets or operations or otherwise affecting the Debtors, including possible claims against the following types of parties, both domestic and foreign, for the following types of claims: (i) Causes of Action against vendors, suppliers of goods or services, or other parties for overpayments, back charges, duplicate payments, improper holdbacks, deposits, warranties, guarantees, indemnities or setoff;
(ii) Causes of Action against utilities, vendors, suppliers of services or goods, or other parties for wrongful or improper termination, suspension of services or supply of goods, or failure to meet other contractual or regulatory obligations; (iii) Causes of Action against vendors, suppliers of goods or services, or other parties for failure to fully perform or to condition performance on additional requirements under contracts with any one or more of the Debtors before the assumption or rejection of the subject contracts; (iv) Causes of Action for any liens, including mechanic's, artisan's, materialmen's, possessory or statutory liens held by any one or more of the Debtors; (v) Causes of Action for payments, deposits, holdbacks, reserves or other amounts owed by any creditor, lessor, utility, supplier, vendor, insurer, surety, factor, lender, bondholder, lessor or other party; (vi) Causes of Action against any current or former director, officer, employee or agent of the Debtors arising out of employment related matters, including Causes of Action regarding intellectual property, confidentiality obligations, employment contracts, wage and benefit overpayments, travel, contractual covenants, or employee fraud or wrongdoing; (vii) Causes of Action against any professional services provider or any other party arising out of financial reporting; (viii) Causes of Action arising out of environmental or contaminant exposure matters against landlords, lessors, environmental consultants, environmental agencies or suppliers of environmental services or goods; (ix) Causes of Action against insurance carriers, reinsurance carriers, underwriters or surety bond issuers relating to coverage, indemnity, contribution, reimbursement or other matters; (x) counterclaims and defenses relating to notes, bonds or other contract obligations; (xi) Causes of Action against local, state, federal and foreign taxing authorities for refunds of overpayments or other payments; (xii) Causes of Action against attorneys, accountants, consultants or other professional service providers relating to services rendered; (xiii) contract, tort or equitable Causes of Action that may exist or subsequently arise; (xiv) any intracompany or intercompany Causes of Action; (xv) Causes of Action of the Debtors arising under section 362 of the Bankruptcy Code; (xvi) equitable subordination Causes of Action arising under section 510 of the Bankruptcy Code or other applicable law; (xvii) turnover Causes of Action arising under sections 542 or 543 of the Bankruptcy Code; (xviii) Causes of Action arising under chapter 5 of the Bankruptcy Code, including preferences under section 547 of the Bankruptcy Code; (xix) Causes of Action against any union arising from, among other things, state or federal law or under a collective bargaining agreement, including any wrongful or illegal acts, any wrongful termination, suspension of performance, defamation or failure to meet other contract or regulatory obligations; and (xx) Causes of Action for unfair competition, interference with contract or potential business advantage, conversion, infringement of intellectual property or other business tort claims. Notwithstanding the foregoing, the Litigation Trust shall not commence or pursue any Causes of Action after the Effective Date against any current vendor of the Reorganized Debtors.

     The Reorganized Debtors and the Litigation Trust reserve and shall retain the foregoing Causes of Action notwithstanding the rejection of any executory contract or unexpired lease during the Debtors' Chapter 11 Cases. In accordance with section 1123(b)(3) of the Bankruptcy Code, any claims, rights and Causes of Action that the respective Debtors may hold against any Entity shall vest in the Reorganized Debtors and the Litigation Trust, as the case may be. The applicable Reorganized Debtor or the Litigation Trust, through its authorized agents or representatives, shall retain and may exclusively enforce any and all such claims, rights or Causes of Action, and all other similar claims arising pursuant to applicable state laws, including fraudulent transfer claims, if any, and all other Causes of Action of a trustee and debtor-in-possession pursuant to the Bankruptcy Code. The Reorganized Debtors and the Litigation Trust shall have the exclusive right, authority and discretion to determine and to initiate, file, prosecute, enforce, abandon, settle, compromise, release, withdraw or litigate to judgment any and all such claims, rights and Causes of Action, and to decline to do any of the foregoing without the consent or approval of any third party and without any further notice to or action, order or approval of the Bankruptcy Court.

     2. Preservation of All Causes of Action Not Expressly Settled or Released

     Unless a claim or Cause of Action against a creditor or other Person is expressly waived, relinquished, released, compromised or settled in the Plan or any Final Order, the Debtors expressly reserve such claim or Cause of Action for later adjudication by the Debtors and, therefore, no preclusion doctrine, including the doctrines of res judicata, collateral estoppel, issue preclusion, claim preclusion, waiver, estoppel (judicial, equitable or otherwise) or laches shall apply to such claims or Causes of Action upon or after the Confirmation or Consummation of the Plan based on the Disclosure Statement, the Plan or the Confirmation Order, except where such claims or Causes of Action have been expressly waived, relinquished, released, compromised, or settled in the Plan or a Final Order. In addition, the Debtors and the successor entities pursuant to the Plan expressly reserve the right to pursue or adopt any claims not so waived, relinquished, released, compromised or settled that are alleged in any lawsuit in which the Debtors are a defendant or an interested party, against any person or entity, including the plaintiffs or co-defendants in such lawsuits. Any Person to whom the Debtors have incurred an obligation (whether on account of services, purchase, sale of goods or otherwise), or who has received services from the Debtors or a transfer of money or property of the Debtors, or who has transacted business with the Debtors, or leased equipment or property from the Debtors should assume that such obligation, transfer or transaction may be reviewed by the Reorganized Debtors subsequent to the Effective Date and may, to the extent not theretofore expressly waived, relinquished, released, compromised or settled, be the subject of an action after the Effective Date, whether or not: (a) such Person has Filed a proof of claim against the Debtors in the Chapter 11 Cases; (b) such Person's proof of claim has been objected to; (c) such Person's Claim was included in the Debtors' Schedules; or (d) such Person's scheduled Claim has been objected to by the Debtors or has been identified by the Debtors as disputed, contingent or unliquidated.

H.   CERTAIN EMPLOYEE, RETIREE AND WORKERS' COMPENSATION BENEFITS

     1. Employee Benefits

     From and after the Effective Date and except as otherwise set forth herein, the Reorganized Debtors intend to continue (or continue as modified or replaced) their existing employee benefit policies, plans and agreements identified on Exhibit L.

     2. Retiree Medical Benefits

     From and after the Effective Date, the Reorganized Debtors will not be obligated to pay retiree benefits (as defined in section 1114(a) of the Bankruptcy Code) or any similar health and medical benefits in accordance with the terms of the retiree benefit plans or other agreements governing the payment of such benefits.

     3. Pension Plan

     From and after the Effective Date, the Reorganized Debtors will not be obligated to pay any benefits in accordance with the terms of any pension plans or other agreements governing the payment of such benefits.

     4. Workers' Compensation Benefits

     From and after the Effective Date, the Reorganized Debtors may continue to pay workers' compensation benefits in accordance with the Workers' Compensation Order.

     5. Implementation of the KERP and Success Sharing Plan

     To the extent the Debtors have not already implemented all or part of the KERP or the Success Sharing Plan prior to the Effective Date, on the Effective Date the Debtors are directed to implement the KERP and the

Success Sharing Plan, and the Debtors or Reorganized Debtors will perform any and all obligations thereunder, including the payment of performance bonuses, emergence bonuses and severance amounts contemplated thereby.

I.   LIMITATIONS ON AMOUNTS TO BE DISTRIBUTED TO HOLDERS OF ALLOWED INSURED
     CLAIMS

     Distributions under the Plan to each Holder of an Allowed Insured Claim will be in accordance with the treatment provided under the Plan for the Class in which such Allowed Insured Claim is classified, but solely to the extent that such Allowed Insured Claim is not satisfied from proceeds payable to the Holder thereof under any pertinent insurance policies and applicable law. Nothing in this Article IV.I will constitute a waiver of any claims, obligations, suits, judgments, damages, demands, debts, rights, causes of action or liabilities that any Entity may hold against any other Entity, including the Debtors' insurance carriers.

J.   CANCELLATION AND SURRENDER OF INSTRUMENTS, SECURITIES AND OTHER
     DOCUMENTATION

     Except as provided in any contract, instrument or other agreement or document entered into or delivered in connection with the Plan, on the Effective Date and concurrently with the applicable distributions made pursuant to Article III, the DIP Facility, the Prepetition Credit Facility, the Senior Note Indenture, the Senior Subordinated Note Indenture, the Senior Notes, the Senior Subordinated Notes and the Equity Interests will be canceled and of no further force and effect, without any further action on the part of any Debtor or Reorganized Debtor. The Holders of or parties to such canceled instruments, securities and other documentation will have no rights arising from or relating to such instruments, securities and other documentation or the cancellation thereof, except the rights provided pursuant to the Plan; provided that no distribution under the Plan will be made to or on behalf of any Holder of an Allowed Claim evidenced by Senior Notes or Senior Subordinated Notes unless and until such instruments or securities are received by the Reorganized Debtors to the extent required in Article VI.I.

K.   CREATION OF PROFESSIONAL ESCROW ACCOUNT

     On the Effective Date, the Debtors will establish the Professional Escrow Account and transfer the amounts necessary (based on estimates of Accrued Professional Fees as of the Effective Date provided by each Professional to the Debtors immediately before the Effective Date) to ensure the payment of all Accrued Professional Compensation through the Effective Date. Additionally, on the Effective Date, all amounts in the Carve Out Account will be transferred to and deposited in the Professional Escrow Account.

L.   RELEASE OF LIENS

     Except as otherwise provided in the Plan or in any contract, instrument, release or other agreement or document entered into or delivered in connection with the Plan, on the Effective Date and concurrently with the applicable distributions made pursuant to Article III, all mortgages, deeds of trust, liens or other security interests against the property of any Estate will be fully released and discharged, and all of the right, title and interest of any holder of such mortgages, deeds of trust, liens or other security interests, including any rights to any collateral thereunder, will revert to the applicable Reorganized Debtor and its successors and assigns.

M. EFFECTUATING DOCUMENTS; FURTHER TRANSACTIONS; EXEMPTION FROM CERTAIN TRANSFER TAXES

     The Chairman of the Board, Chief Executive Officer, Executive Vice President, Chief Financial Officer, Senior Vice President and any Vice President of each Debtor and Reorganized Debtor will be authorized to execute, deliver, file or record such contracts, instruments, releases and other agreements or documents and take such actions as may be necessary or appropriate to effectuate and implement the provisions of the Plan. The Secretary and any Assistant Secretary of each Debtor and Reorganized Debtor will be authorized to certify or attest to any of the foregoing actions. Pursuant to section 1146(c) of the Bankruptcy Code, the following will not be subject to any stamp tax, real estate transfer tax or similar tax: (1) the issuance, transfer or exchange of New Common Stock or Warrants; (2) the creation of any mortgage, deed of trust, lien or other security interest; (3) the making or assignment of any lease or sublease; (4) the execution and delivery of the New Bank Facility; (5) any Restructuring Transaction; or (6) the making or delivery of any deed or other instrument of transfer under, in furtherance of or in connection with the Plan, including (a) any merger agreements; (b) agreements of consolidation, restructuring, disposition, liquidation or dissolution; (c) deeds; (d) bills of sale; or (e) assignments executed in connection with any Restructuring Transaction pursuant to the Plan.

                                   ARTICLE V.

                        TREATMENT OF EXECUTORY CONTRACTS
                              AND UNEXPIRED LEASES

A.   EXECUTORY CONTRACTS AND UNEXPIRED LEASES TO BE ASSUMED OR ASSUMED AND
     ASSIGNED

     1. Assumption and Assignment Generally

     Except as otherwise provided in the Plan or in any contract, instrument, release or other agreement or document entered into in connection with the Plan, on the Effective Date, pursuant to section 365 of the Bankruptcy Code, the applicable Debtor or Debtors will assume or assume and assign to the applicable Reorganized Debtor, as indicated, each of the other Executory Contracts and Unexpired Leases listed on Exhibit M; provided that the Debtors reserve the right, at any time prior to the Effective Date, in consultation with the Agent, to amend Exhibit M to: (a) delete any Executory Contracts and Unexpired Leases listed therein, thus providing for its rejection pursuant to Article V.C or (b) add any Executory Contracts and Unexpired Leases thereto, thus providing for its assumption or assumption and assignment pursuant to this Article V.A.1. The Debtors will provide notice of any amendments to Exhibit M to the parties to the Executory Contracts and Unexpired Leases affected thereby and the Core Group. Each contract and lease listed on Exhibit M will be assumed only to the extent that any such contract or lease constitutes an Executory Contract or Unexpired Lease. Listing a contract or lease on Exhibit M does not constitute an admission by a Debtor or Reorganized Debtor that such contract or lease (including any related agreements as described in Article I.A.111 or Article V.A.2) is an Executory Contract or Unexpired Lease or that a Debtor or Reorganized Debtor has any liability thereunder.

     2. Assumptions and Assignments of Real Property Executory Contracts and Unexpired Leases

     Each Real Property Executory Contract and Unexpired Lease listed on Exhibit M includes any modifications, amendments, supplements, restatements or other agreements made directly or indirectly by any agreement, instrument or other document that in any manner affects such contract or lease, irrespective of whether such agreement, instrument or other document is listed on Exhibit M, unless any such modification, amendment, supplement, restatement or other agreement is rejected pursuant to Article V.C.

     3. Assignments Related to the Restructuring Transactions

     As of the effective time of an applicable Restructuring Transaction, any Executory Contract or Unexpired Lease (including any related agreements as described in Article I.A.111 and Article V.A.2) to be held by any Debtor or another surviving, resulting or acquiring corporation in an applicable Restructuring Transaction, will be deemed assigned to the applicable Entity, pursuant to section 365 of the Bankruptcy Code.

     4. Approval of Assumptions and Assignments

     The Confirmation Order will constitute an order of the Bankruptcy Court approving the assumptions and assignments described in this Article V.A, pursuant to section 365 of the Bankruptcy Code, as of the Effective Date. An order of the Bankruptcy Court entered on or prior to the Confirmation Date will specify the procedures for providing notice to each party whose Executory Contract or Unexpired Lease is being assumed or assumed and assigned pursuant to the Plan of: (a) the contract or lease being assumed or assumed and assigned;
(b) the Cure Amount Claim, if any, that the applicable Debtor believes it would be obligated to pay in connection with such assumption; and (c) the procedures for such party to object to the assumption or assumption and assignment of the applicable contract or lease or the amount of the proposed Cure Amount Claim.

B.   PAYMENTS RELATED TO THE ASSUMPTION OF EXECUTORY CONTRACTS AND UNEXPIRED
     LEASES

     To the extent that such Claims constitute monetary defaults, the Cure Amount Claims associated with each Executory Contract and Unexpired Lease to be assumed pursuant to the Plan will be satisfied, pursuant to section 365(b)(1) of the Bankruptcy Code, at the option of the Debtor assuming such contract or lease or the assignee of such Debtor, if any: (a) by payment of the Cure Amount Claim in Cash on the Effective Date; or (b) on such other terms as are agreed to by the parties to such Executory Contract or Unexpired Lease. If there is a dispute regarding: (a) the amount of any Cure Amount Claim; (b) the ability of the applicable Reorganized Debtor or any assignee to provide "adequate assurance of future performance" (within the meaning of section 365 of the Bankruptcy Code) under the contract or lease to be assumed; or (c) any other matter pertaining to assumption or assumption and assignment of such contract or lease, the payment of any Cure Amount Claim required by section 365(b)(1) of the Bankruptcy Code will be made following the entry of a Final Order resolving the dispute and approving the assumption. For assumptions of Executory Contracts or Unexpired Leases between Debtors, the Debtor assuming such contract may cure any monetary default (a) by treating such amount as either a direct or indirect contribution to capital or distribution (as appropriate) or (b) through an intercompany account balance in lieu of payment in Cash.

C.   EXECUTORY CONTRACTS AND UNEXPIRED LEASES TO BE REJECTED

     On the Effective Date, except for an Executory Contract or Unexpired Lease that was previously assumed, assumed and assigned or rejected by an order of the Bankruptcy Court or that is assumed pursuant to Article V.A (including any related agreements as described in Article I.A.111 or Article V.A.2), each Executory Contract and Unexpired Lease entered into by a Debtor prior to the Petition Date that has not previously expired or terminated pursuant to its own terms will be rejected pursuant to section 365 of the Bankruptcy Code. The Executory Contracts and Unexpired Leases to be rejected will include the Executory Contracts and Unexpired Leases listed on Exhibit N. Each contract and lease listed on Exhibit N will be rejected only to the extent that any such contract or lease constitutes an Executory Contract or Unexpired Lease. Listing a contract or lease on Exhibit N does not constitute an admission by a Debtor or Reorganized Debtor that such contract or lease (including related agreements as described in Article I.A.111 and Article V.A.2) is an Executory Contract or Unexpired Lease or that a Debtor or Reorganized Debtor has any liability thereunder. Any Executory Contract and Unexpired Lease not listed on Exhibit N and not previously assumed, assumed and assigned or rejected by an order of the Bankruptcy Court will be rejected irrespective of whether such contract is listed on Exhibit N. The Confirmation Order will constitute an order of the Bankruptcy Court approving such rejections pursuant to section 365 of the Bankruptcy Code as of the Effective Date.

D.   BAR DATE FOR REJECTION DAMAGES

     Notwithstanding anything in the Bar Date Order to the contrary, if the rejection of an Executory Contract or Unexpired Lease pursuant to Article V.C gives rise to a Claim (including any Claims arising from those indemnification obligations described in Article V.E) by the other party or parties to such contract or lease, such Claim will be forever barred and will not be enforceable against the Debtors, the Reorganized Debtors, their respective successors or their respective properties unless a proof of Claim is Filed and served on the Reorganized Debtors, pursuant to the procedures specified in the notice of the entry of the Confirmation Order or an order of the Bankruptcy Court, no later than 30 days after the Effective Date.

E.   SPECIAL EXECUTORY CONTRACT AND UNEXPIRED LEASE ISSUES

     1. Obligations to Indemnify Directors, Officers and Employees

     (a) The obligations of each Debtor to indemnify any person serving as one of its directors, officers or employees as of or following the Effective Date by reason of such person's prior or future service in such a capacity or as a director, officer or employee of another corporation, partnership or other legal Entity, to the extent provided in the applicable certificates of incorporation, by-laws or similar constituent documents, by statutory law or by written agreement, policies or procedures of or with such Debtor, will be deemed and treated as executory contracts that are assumed by the applicable Debtor and assigned to the applicable Reorganized Debtor pursuant to the Plan and section 365 of the Bankruptcy Code as of the Effective Date. Accordingly, such indemnification obligations will survive and be unaffected by entry of the Confirmation Order, irrespective of whether such indemnification is owed for an act or event occurring before or after the Petition Date.

     (b) The obligations of each Debtor to indemnify any person who, as of the Effective Date, was no longer serving as a director, officer or employee of such Debtor, which indemnity obligation arose by reason of such person's prior service in any such capacity or as a director, officer or employee of another corporation, partnership or other legal Entity, whether provided in the applicable certificates of incorporation, by-laws or similar constituent documents, by statutory law or by written agreement, policies or procedures of or with such Debtor, will terminate and be discharged pursuant to section 502(e) of the Bankruptcy Code or otherwise, as of the Effective Date; provided that to the extent that such indemnification obligations no longer give rise to contingent Claims that can be disallowed pursuant to section 502(e) of the Bankruptcy Code, such indemnification obligations will be deemed and treated as Executory Contracts that are rejected by the applicable Debtor pursuant to the Plan and section 365 of the Bankruptcy Code, as of the Effective Date, and any Claims arising from such indemnification obligations (including any rejection damage claims) will be subject to the bar date provisions of Article V.D.

     2. Reinstatement of Allowed Secondary Liability Claims Arising From or Related to Executory Contracts or Unexpired Leases Assumed by the Debtors

     On the Effective Date, in accordance with Article III.F, any Allowed Secondary Liability Claim arising from or related to any Debtor's joint or several liability for the obligations under or with respect to: (a) any Executory Contract or Unexpired Lease that is being assumed or deemed assumed pursuant to section 365 of the Bankruptcy Code by another Debtor; (b) any Executory Contract or Unexpired Lease that is being assumed by and assigned to another Debtor; or (c) a Reinstated Claim will be Reinstated. Accordingly, such Allowed Secondary Liability Claims will survive and be unaffected by entry of the Confirmation Order.

F.   CONTRACTS AND LEASES ENTERED INTO AFTER THE PETITION DATE

     Contracts and leases entered into after the Petition Date by any Debtor, including any Executory Contracts and Unexpired Leases assumed by such Debtor, will be performed by the Debtor or Reorganized Debtor liable thereunder in the ordinary course of its business. Accordingly, such contracts and leases (including any assumed Executory Contracts and Unexpired Leases) will survive and remain unaffected by entry of the Confirmation Order.

G.   ASSUMPTION AND ASSIGNMENT OF D&O INSURANCE

     As of the Effective Date, the Debtors will be deemed to have assumed and assigned to the applicable Reorganized Debtors all of the Debtors' directors' and officers' liability insurance policies pursuant to section 365(a) of the Bankruptcy Code. Entry of the Confirmation Order will constitute the Bankruptcy Court's approval of the Reorganized Debtors' foregoing assumption of each of the directors' and officers' liability insurance policies. Notwithstanding anything to the contrary contained in the Plan, Confirmation of the Plan will not discharge, impair or otherwise modify any indemnity obligations assumed by the foregoing assumption of the directors' and officers' liability insurance policies, and each such indemnity obligation will be deemed and treated as an Executory Contract that has been assumed by the Debtors under the Plan for which no proof of claim need be Filed. The Reorganized Debtors shall maintain customary directors' and officers' liability insurance coverage for the protection of persons serving as directors and officers of the Reorganized Debtors on and after the Effective Date.

                                  ARTICLE VI.

                       PROVISIONS GOVERNING DISTRIBUTIONS

A.   DISTRIBUTIONS FOR CLAIMS ALLOWED AS OF THE EFFECTIVE DATE

     Except as otherwise provided in this Article VI and as to DIP Facility Claims and Prepetition Facility Claims, distributions of Cash to be made on the Effective Date to Holders of Claims that are allowed as of the Effective Date will be deemed made on the Effective Date if made on the Effective Date or as promptly thereafter as practicable, but in any event no later than: (i) 90 days after the Effective Date and (ii) 90 days after such later date when the applicable conditions of Article V.B (regarding cure payments for Executory Contracts and Unexpired Leases being assumed), Article VI.D.2 (regarding undeliverable distributions) or Article VI.I (regarding surrender of canceled instruments and securities) are satisfied. Distributions on account of Claims that become Allowed Claims after the Effective Date will be made pursuant to
Article VI.G and Article VII.C.

B.   METHOD OF DISTRIBUTIONS TO HOLDERS OF CLAIMS

     Reorganized C&A Corporation, or such Third Party Disbursing Agents as Reorganized C&A Corporation may employ in its sole discretion, will make all distributions of Cash, New Common Stock and other instruments or documents required under the Plan. Each Disbursing Agent will serve without bond, and any Disbursing Agent may employ or contract with other Entities to assist in or make the distributions required by the Plan.

C.   COMPENSATION AND REIMBURSEMENT FOR SERVICES RELATED TO DISTRIBUTIONS

     Each Third Party Disbursing Agent providing services related to distributions pursuant to the Plan will receive from Reorganized C&A Corporation reasonable compensation for such services and reimbursement of reasonable out-of-pocket expenses incurred in connection with such services without Bankruptcy Court approval. These payments will be made on terms agreed to with Reorganized C&A Corporation and will not be deducted from distributions to be made pursuant to the Plan to Holders of Allowed Claims (including any distributions of Cash Investment Yield) receiving distributions from a Third Party Disbursing Agent.

D.   DELIVERY OF DISTRIBUTIONS AND UNDELIVERABLE OR UNCLAIMED DISTRIBUTIONS

     1. Delivery of Distributions

          (a)  Generally

     Except as provided in Article VI.D.1(b), distributions to Holders of Allowed Claims will be made by a Disbursing Agent: (i) at the addresses set forth on the respective proofs of Claim Filed by Holders of such Claims; (ii) at the addresses set forth in any written certification of address change delivered to the relevant Disbursing Agent (including pursuant to a letter of transmittal delivered to the relevant Disbursing Agent) after the date of Filing of any related proof of Claim; or (iii) at the addresses reflected in the applicable Debtor's Schedules if no proof of Claim has been Filed and the relevant Disbursing Agent has not received a written notice of a change of address.

          (b) Special Provision for Distribution to Holders of Prepetition Facility Claims

     Distributions of Cash to Holders of Prepetition Facility Claims will be made on the Effective Date by the Debtors or a Disbursing Agent to the Agent for the Pro Rata benefit of the Holders of Prepetition Facility Claims. Distributions of Cash to the Agent shall be effected by wire transfer of immediately available funds. Distribution of New Common Stock to Holders of Prepetition Facility Claims will be made on the Effective Date by the Debtors or a Disbursing Agent to the respective Holder of Prepetition Facility Claims.

          (c) Special Provisions for Distributions to Holders of Senior Note Claims

     Subject to the requirements of Article VI.I, distributions to Holders of Allowed Senior Note Claims will be made by a Disbursing Agent to the record holders of the Senior Notes as of the Distribution Record Date as identified on a record holder register to be provided to the Disbursing Agent by the Senior
Note Indenture Trustee within five Business Days after the Distribution Record Date. This record holder register will provide the name, address and holdings of each respective registered Holder of Senior Notes as of the Distribution Record Date.

     2. Undeliverable Distributions Held by Disbursing Agents

          (a)  Holding and Investment of Undeliverable Distributions

     If any distribution to a Holder of an Allowed Claim is returned to a Disbursing Agent as undeliverable, no further distributions will be made to such Holder unless and until the applicable Disbursing Agent is notified by written certification of such Holder's then-current address. Undeliverable distributions will remain in the possession of the applicable Disbursing Agent pursuant to this Article VI.D.2(a) until such time as a distribution becomes deliverable. Undeliverable Cash (including dividends or other distributions on account of undeliverable New Common Stock) will be held in segregated bank accounts in the name of the applicable Disbursing Agent for the benefit of the potential claimants of such funds. Any Disbursing Agent holding undeliverable cash will invest such Cash in a manner consistent with the Reorganized Debtors' investment and deposit guidelines. Undeliverable New Common Stock will be held by the applicable Disbursing Agent for the benefit of the potential claimants of such securities.

          (b)  After Distributions Become Deliverable

     On each Quarterly Distribution Date, the applicable Disbursing Agents will make all distributions that become deliverable to Holders of Allowed Claims during the preceding calendar quarter. Each such distribution will include, to the extent applicable, a Pro Rata share of the Cash Investment Yield from the investment of any undeliverable cash from the date that such distribution would have first been due had it then been deliverable to the date that such distribution becomes deliverable.

          (c)  Failure to Claim Undeliverable Distributions

     Any Holder of an Allowed Claim that does not assert a claim pursuant to the Plan for an undeliverable distribution to be made by a Disbursing Agent within two years after the later of (i) the Effective Date and (ii) the last date on which a distribution was deliverable will have its claim for such undeliverable distribution discharged and will be forever barred from asserting any such claim against the Reorganized Debtors or their respective property. Unclaimed Cash will become property of Reorganized C&A Corporation, free of any restrictions thereon, and any such Cash held by a Third Party Disbursing Agent will be returned to Reorganized C&A Corporation. Unclaimed Warrants will be canceled. Nothing contained in the Plan or the law will require any Debtor, Reorganized Debtor or Disbursing Agent to attempt to locate any Holder of an Allowed Claim.

E.   DISTRIBUTION RECORD DATE

     1. As of the close of business on the Distribution Record Date, the respective transfer registers for the Senior Notes, as maintained by the Debtors or the Indenture Trustees, will be closed. The applicable Disbursing Agent will have no obligation to recognize the transfer or sale of any Senior Note Claim that occurs after the close of business on the Distribution Record Date, and any Disbursing Agent will be entitled for all purposes herein to recognize and make distributions only to those Holders of Senior Note Claims who are Holders of such Claims as of the close of business on the Distribution Record Date.

     2. Except as otherwise provided in a Final Order of the Bankruptcy Court, the transferees of Claims in Classes 5 and 6 that are transferred pursuant to Bankruptcy Rule 3001 on or prior to the Distribution Record Date


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

will be treated as the Holders of such Claims for all purposes, notwithstanding that any period provided by Bankruptcy Rule 3001 for objecting to such transfer has not expired by the Distribution Record Date.

F.   MEANS OF CASH PAYMENTS

     Except as otherwise specified herein, Cash payments made pursuant to the Plan will be in U.S. currency by checks drawn on a domestic bank selected by the applicable Debtor or Reorganized Debtor or, at the option of the applicable Debtor or Reorganized Debtor, by wire transfer from a domestic bank; provided that Cash payments to foreign Holders of Allowed Claims may be made, at the option of the applicable Debtor or Reorganized Debtor, in such funds and by such means as are necessary or customary in a particular foreign jurisdiction. Cash payments made pursuant to the Plan on behalf of DIP Facility Claims and Prepetition Facility Claims will be made to the respective administrative agent on the Effective Date by wire transfer of immediately available funds.

G.   TIMING AND CALCULATION OF AMOUNTS TO BE DISTRIBUTED

     1. Allowed Claims

     Subject to Article VI.A, on the Effective Date, each Holder of an Allowed Claim will receive the full amount of the distributions that the Plan provides for Allowed Claims in the applicable Class. On each Quarterly Distribution Date, distributions also will be made, pursuant to Article VII.C, to Holders of Disputed Claims in any such Class that were Allowed during the preceding calendar quarter. Such quarterly distributions also will be in the full amount that the Plan provides for Allowed Claims in the applicable Class.

     2. De Minimis Distributions

     No Disbursing Agent will distribute cash to the Holder of an Allowed Claim in an Impaired Class if the amount of cash to be distributed on account of such Claim is less than $25. Any Holder of an Allowed Claim on account of which the amount of cash to be distributed is less than $25 will have its claim for such distribution discharged and will be forever barred from asserting any such claim against the Reorganized Debtors or their respective property. Any Cash not distributed pursuant to this Article VI.G.2 will be the property of Reorganized C&A Corporation, free of any restrictions thereon, and any such Cash held by a Third Party Disbursing Agent will be returned to Reorganized C&A Corporation.

     3. Compliance with Tax Requirements

     (a) In connection with the Plan, to the extent applicable, each Disbursing Agent will comply with all tax withholding and reporting requirements imposed on it by any governmental unit, and all distributions pursuant to the Plan will be subject to such withholding and reporting requirements. Each Disbursing Agent will be authorized to take any actions that may be necessary or appropriate to comply with such withholding and reporting requirements.

     (b) Notwithstanding any other provision of the Plan, each Entity receiving a distribution of Cash, New Common Stock or Warrants pursuant to the Plan will have sole and exclusive responsibility for the satisfaction and payment of any tax obligations imposed on it by any governmental unit on account of such distribution, including income, withholding and other tax obligations.

H.   SETOFFS

     Except with respect to claims of a Debtor or Reorganized Debtor released pursuant to the Plan or any contract, instrument, release or other agreement or document entered into or delivered in connection with the Plan, the Reorganized Debtors or, as instructed by the applicable Reorganized Debtor, a Third Party Disbursing Agent may, pursuant to section 553 of the Bankruptcy Code or applicable nonbankruptcy law, set off against any Allowed Claim and the distributions to be made pursuant to the Plan on account of such Claim (before any distribution is made on account of such Claim) the claims, rights and causes of action of any nature that the applicable Debtor or

Reorganized Debtor may hold against the Holder of such Allowed Claim; provided that neither the failure to effect a setoff nor the allowance of any Claim hereunder will constitute a waiver or release by the applicable Debtor or Reorganized Debtor of any claims, rights and Causes of Action that the Debtor or Reorganized Debtor may possess against such a Claim Holder.

I.   SURRENDER OF CANCELED INSTRUMENTS OR SECURITIES

     As a condition precedent to receiving any distribution pursuant to the Plan on account of an Allowed Claim evidenced by Senior Notes or Senior Subordinated Notes, the Holder of such Claim must tender, as specified in this Article VI.I, the applicable Senior Notes or Senior Subordinated Notes to the applicable Reorganized Debtor or Disbursing Agent, together with any letter of transmittal required by such Reorganized Debtor or Disbursing Agent. Pending such surrender, any distributions pursuant to the Plan on account of any such Claim will be treated as an undeliverable distribution pursuant to Article VI.D.2.

     1. Tender of Senior Notes

     Except as provided in Article VI.I.2 for lost, stolen, mutilated or destroyed Senior Notes, each Holder of an Allowed Senior Note Claim must tender the applicable Senior Notes to the Reorganized Debtors in accordance with a letter of transmittal to be provided to such Holders by the Reorganized Debtors or Disbursing Agent as promptly as practicable following the Effective Date. The letter of transmittal will include, among other provisions, customary provisions with respect to the authority of the Holder of the applicable Senior Notes to act and the authenticity of any signatures required thereon. All surrendered Senior Notes will be marked as canceled and delivered to the appropriate Reorganized Debtor or Disbursing Agent.

     2. Lost, Stolen, Mutilated or Destroyed Senior Notes

     Any Holder of an Allowed Senior Note Claim with respect to which the underlying Senior Note has been lost, stolen, mutilated or destroyed must, in lieu of surrendering such Senior Note, deliver to the applicable Reorganized Debtor or Disbursing Agent: (a) evidence satisfactory to the Reorganized Debtor or Disbursing Agent of the loss, theft, mutilation or destruction; and (b) such security or indemnity as may be required by the Reorganized Debtor to hold the Reorganized Debtors harmless from any damages, liabilities or costs incurred in treating such individual as a Holder of a Senior Note. Upon compliance with this
Article VI.I.2 by a Holder of an Allowed Senior Note Claim, such Holder will, for all purposes under the Plan, be deemed to have surrendered the applicable Senior Note.

     3. Failure to Surrender Senior Notes

     Any Holder of an Allowed Senior Note Claim that fails to surrender or is not deemed to have surrendered the applicable Senior Notes within two years after the Effective Date will have its right to distribution pursuant to the Plan on account of such Senior Note Claim discharged and will be forever barred from asserting any such Claim against the Reorganized Debtors or their respective property.

                                  ARTICLE VII.

                    PROCEDURES FOR RESOLVING DISPUTED CLAIMS

A.   PROSECUTION OF OBJECTIONS TO CLAIMS

     1. Objections to Claims

     All objections to Claims must be Filed and served on the Holders of such Claims by the Claims Objection Bar Date, and (a) if Filed prior to the Effective Date, such objections will be served on the parties on the then-applicable service list in the Chapter 11 Cases; and (b) if Filed after the Effective Date, such objections will be served on the United States trustee. If an objection has not been Filed to a proof of Claim or a scheduled Claim by


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

the Claims Objection Bar Date, the Claim to which the proof of Claim or scheduled Claim relates will be treated as an Allowed Claim if such Claim has not been allowed earlier. An objection is deemed to have been timely Filed as to all Tort Claims, thus making each such Claim a Disputed Claim as of the Claims Objection Bar Date. Each such Tort Claim will remain a Disputed Claim until it becomes an Allowed Claim in accordance with Article I.A.5.

     2. Authority to Prosecute Objections

     After the Effective Date, except as provided in the following paragraph, only the Debtors or the Reorganized Debtors will have the authority to File, settle, compromise, withdraw or litigate to judgment objections to Claims. After the Effective Date, the Reorganized Debtors may settle or compromise any Disputed Claim without approval of the Bankruptcy Court; provided that (a) the Reorganized Debtors will promptly File with the Bankruptcy Court a written notice of any settlement or compromise of a Claim with a Face Amount in excess of $1,000,000 and (b) the Agent and the United States trustee will be authorized to contest the proposed settlement or compromise by Filing a written objection with the Bankruptcy Court and serving such objection on the Reorganized Debtors within 20 days of the service of the settlement notice. If no such objection is Filed, the applicable settlement or compromise will be deemed final without further action of the Bankruptcy Court.

     Notwithstanding the foregoing, after the Effective Date, only the Litigation Trust will have the authority to File, settle, compromise, withdraw or litigate to judgment objections to Claims in Classes 5, 6 and 8. After the Effective Date, the Litigation Trust may settle or compromise any Disputed Claim without approval of the Bankruptcy Court; provided that (a) the Litigation Trust will promptly File with the Bankruptcy Court a written notice of any settlement or compromise of a Claim with a Face Amount in excess of $1,000,000 and (b) the Agent and the United States trustee will be authorized to contest the proposed settlement or compromise by Filing a written objection with the Bankruptcy Court and serving such objection on the Reorganized Debtors no later than 20 days after the service of the settlement notice. If no such objection is Filed, the applicable settlement or compromise will be deemed final without further action of the Bankruptcy Court.

B.   TREATMENT OF DISPUTED CLAIMS

     Notwithstanding any other provisions of the Plan, no payments or distributions will be made on account of a Disputed Claim until such Claim becomes an Allowed Claim.

C.   DISTRIBUTIONS ON ACCOUNT OF DISPUTED CLAIMS ONCE ALLOWED

     On each Quarterly Distribution Date, the applicable Disbursing Agent will make all distributions on account of any Disputed Claim that has become an Allowed Claim during the preceding calendar quarter. Such distributions will be made pursuant to the provisions of the Plan governing the applicable Class.

                                 ARTICLE VIII.

                      CONDITIONS PRECEDENT TO CONFIRMATION
                          AND CONSUMMATION OF THE PLAN

A.   CONDITIONS TO CONFIRMATION

     The following are conditions precedent to Confirmation of this Plan that must be (i) satisfied or (ii) waived in accordance with Article VIII.C below:

     1. The Bankruptcy Court shall have entered the Confirmation Order in form and substance reasonably acceptable to the Debtors and the Agent on or before December 15, 2006.

     2. The Plan and the Exhibits hereto (as confirmed or approved by the Confirmation Order) shall be in form and substance satisfactory to the Debtors and the Agent, in consultation with the Prepetition Lenders.

     3. The Debtors shall have obtained a written commitment for the New Bank Facility in form and substance satisfactory to the Debtors and the Agent, in consultation with the Prepetition Lenders.

     4. The Debtors and OEMs shall have entered into agreements and/or the Bankruptcy Court shall have entered orders (which shall not have been vacated or stayed) approving OEM Bankruptcy Rule 9019 Settlements, providing individually or in combination for the following matters with respect to each OEM in form and substance satisfactory to the Debtors and the Agent, in consultation with the Prepetition Lenders: (a) long term business arrangements that are demonstrably consistent with the Debtors' projections attached to the Disclosure Statement;
(b) the availability of expedited payment terms on an agreed schedule; (c) deferral of resourcing; (d) addition of the relevant Reorganized Debtors to bid lists for new business; (e) if applicable, awards of new business; (f) resolution of material commercial issues; and (g) where appropriate, mutual releases.

     5. The Debtors shall have obtained certain cost savings at manufacturing facilities listed on Exhibit O, or the Debtors shall have developed a plant rationalization strategy for certain of such manufacturing facilities, in each case acceptable to the Debtors and the Agent, in consultation with the Prepetition Lenders.

     6. The Bankruptcy Court shall have entered an order (which shall not have been vacated or stayed), which shall provide that the Debtors' pension plan for United States employees is terminated.

     7. The Bankruptcy Court shall have entered an order (which shall not have been vacated or stayed), which shall provide that the Reorganized Debtors have no OPEB Liability.

     8. The investigations of the Securities and Exchange Commission and the Department of Justice shall have been resolved in form and substance satisfactory to the Debtors and the Agent, in consultation with the Prepetition Lenders.

B.   CONDITIONS PRECEDENT TO CONSUMMATION

     The following are conditions precedent to Consummation of this Plan that must be (i) satisfied or (ii) waived in accordance with Article VIII.C below:

     1. All conditions to Confirmation of this Plan set forth in Article VIII.A shall remain satisfied.

     2. Each order of the Bankruptcy Court referred to in Article VIII.A shall have become a Final Order.

     3. The (a) drawn amounts under the New Bank Facility (excluding outstanding, undrawn letters of credit) plus (b) capital leases and less (c) cash on hand or expected proceeds from non-core asset sales shall be no more than an amount acceptable to the Debtors and the Agent, in consultation with the Prepetition Lenders.

     4. The Debtors' available liquidity, including cash and unused commitments under the New Bank Facility (after giving effect to the distributions to be made on or about the Effective Date pursuant to the Plan), shall be an amount acceptable to the Debtors and the Agent, in consultation with the Prepetition Lenders.

     5. Since August 31, 2006, there shall have been no material adverse change with respect to the Debtors' results of operations, the Debtors' projections attached to the Disclosure Statement or the reasonable likelihood of the Debtors achieving such projections.

     6. None of the OEMs shall then be a debtor in a case pending under the Bankruptcy Code.

     7. The closing and initial funding shall have occurred under the New Bank Facility and all conditions precedent to the consummation thereof (other than the occurrence of the Effective Date of the Plan) shall have been waived or satisfied in accordance with the terms thereof.

     8. The New Common Stock shall have been issued in accordance with the Plan.

     9. The employment agreements for parties listed on Exhibit L shall have been approved by the Reorganized Debtors.

     10. The Litigation Trust shall have been funded with the Litigation Trust Funding Amount, which shall be repaid to the Reorganized Debtors from the first proceeds received by the Litigation Trust.

     11. The Shareholders Agreement shall have been executed in a form satisfactory to the Debtors and the Agent, in consultation with the Prepetition Lenders.

     12. All other actions, documents and agreements necessary to implement the Plan as of the Effective Date shall have been delivered and all conditions precedent thereto shall have been satisfied or waived.

     13. The Effective Date shall have occurred no later than February 28, 2007.

C.   WAIVER OF CONDITIONS

     The Debtors, in the Debtors' discretion and with the consent of the Agent, in consultation with the Prepetition Lenders, may waive any of the conditions to Confirmation of the Plan set forth in Article VIII.A or Consummation of the Plan set forth in Article VIII.B at any time, without notice, without leave or order of the Bankruptcy Court, and without any formal action other than proceeding to confirm or consummate the Plan.

D.   EFFECT OF NON-OCCURRENCE OF CONDITIONS TO CONSUMMATION

     If the Consummation of the Plan does not occur, the Plan will be null and void in all respects and nothing contained in the Plan or the Disclosure Statement will: (1) constitute a waiver or release of any Claims by or against, or any Equity Interests, in any Debtor; (2) prejudice in any manner the rights of any Debtor or any other party; or (3) constitute an admission, acknowledgment, offer or undertaking by any Debtor in any respect.

                                  ARTICLE IX.

                                    CRAMDOWN

     The Debtors request Confirmation under section 1129(b) of the Bankruptcy Code with respect to any impaired Class that does not accept the Plan pursuant to section 1126 of the Bankruptcy Code. The Debtors reserve the right to modify the Plan to the extent, if any, that Confirmation pursuant to section 1129(b) of the Bankruptcy Code requires modification.

                                   ARTICLE X.

             SETTLEMENT, RELEASE, INJUNCTION AND RELATED PROVISIONS

A.   COMPROMISE AND SETTLEMENT

     Notwithstanding anything contained in the Plan to the contrary, the allowance, classification and treatment of all Allowed Claims and Allowed Equity Interests and their respective distributions and treatments hereunder take into account for and conform to the relative priority and rights of the Claims and Equity Interests in each Class in connection with any contractual, legal and equitable subordination rights relating thereto whether arising under general principles of equitable subordination, section 510(b) and (c) of the Bankruptcy Code, substantive consolidation or otherwise. As of the Effective Date, any and all such rights described in the preceding sentence are settled, compromised and released pursuant hereto, including for substantive consolidation purposes. The Confirmation Order shall constitute the Bankruptcy Court's finding and determination that the settlements reflected in the Plan, including all issues pertaining to claims for substantive consolidation (which are settled by the distributions in the Plan), are (1) in the best interests of the Debtors and their Estates, (2) fair, equitable and reasonable, (3) made in good faith and
(4) approved by the Bankruptcy Court pursuant to section 363 of the

Bankruptcy Code and Bankruptcy Rule 9019. In addition, the allowance, classification and treatment of Allowed Claims take into account any causes of action, claims or counterclaims, whether under the Bankruptcy Code or otherwise under applicable law, that may exist: (1) between the Debtors and the Releasing Parties; and (2) as between the Releasing Parties (to the extent set forth in the Third Party Release). As of the Effective Date, any and all such causes of action, claims and counterclaims are settled, compromised and released pursuant hereto. The Confirmation Order will approve all such releases of contractual, legal and equitable subordination rights, causes of action, claims and counterclaims against each such Releasing Party that are satisfied, compromised and settled pursuant hereto. Nothing in this Article X.A will compromise or settle in any way whatsoever, any Claims or Causes of Action that the Debtors or the Reorganized Debtors may have against the Non-Released Parties.

B.   RELEASES BY THE DEBTORS

     NOTWITHSTANDING ANYTHING CONTAINED IN THE PLAN TO THE CONTRARY, ON THE EFFECTIVE DATE AND EFFECTIVE AS OF THE EFFECTIVE DATE, FOR THE GOOD AND VALUABLE CONSIDERATION PROVIDED BY EACH OF THE DEBTOR RELEASEES, INCLUDING: (1) THE DISCHARGE OF DEBT AND ALL OTHER GOOD AND VALUABLE CONSIDERATION PAID PURSUANT TO THE PLAN; AND (2) THE SERVICES OF THE DEBTORS' PRESENT OFFICERS AND DIRECTORS IN FACILITATING THE EXPEDITIOUS IMPLEMENTATION OF THE RESTRUCTURING CONTEMPLATED BY THE PLAN, EACH OF THE DEBTORS WILL PROVIDE A FULL DISCHARGE AND RELEASE TO THE DEBTOR RELEASEES (AND EACH SUCH DEBTOR RELEASEE SO RELEASED WILL BE DEEMED RELEASED AND DISCHARGED BY THE DEBTORS) AND EACH SUCH DEBTOR RELEASEE'S RESPECTIVE PROPERTIES FROM ANY AND ALL CLAIMS, CAUSES OF ACTION AND ANY OTHER DEBTS, OBLIGATIONS, RIGHTS, SUITS, DAMAGES, ACTIONS, CAUSES OF ACTION, REMEDIES, AND LIABILITIES WHATSOEVER, WHETHER KNOWN OR UNKNOWN, FORESEEN OR UNFORESEEN, SUSPECTED OR UNSUSPECTED, LIQUIDATED OR UNLIQUIDATED, CONTINGENT OR FIXED, CURRENTLY EXISTING OR HEREAFTER ARISING, IN LAW, EQUITY OR OTHERWISE, WHETHER FOR TORT, FRAUD, CONTRACT, VIOLATIONS OF FEDERAL OR STATE SECURITIES LAWS, OR OTHERWISE, BASED IN WHOLE OR IN PART UPON ANY ACT OR OMISSION, TRANSACTION, OR OTHER OCCURRENCE OR CIRCUMSTANCES EXISTING OR TAKING PLACE PRIOR TO OR ON THE EFFECTIVE DATE ARISING FROM OR RELATED IN ANY WAY TO THE DEBTORS, INCLUDING THOSE THAT ANY OF THE DEBTORS OR THE REORGANIZED DEBTORS WOULD HAVE BEEN LEGALLY ENTITLED TO ASSERT (WHETHER INDIVIDUALLY OR COLLECTIVELY) OR THAT ANY HOLDER OF A CLAIM OR EQUITY INTEREST OR OTHER PERSON OR ENTITY WOULD HAVE BEEN LEGALLY ENTITLED TO ASSERT FOR OR ON BEHALF OF ANY OF THE DEBTORS OR ANY OF THEIR ESTATES AND FURTHER INCLUDING THOSE IN ANY WAY RELATED TO THE CHAPTER 11 CASES OR THE PLAN; PROVIDED THAT THE FOREGOING DEBTOR RELEASE WILL NOT OPERATE TO WAIVE OR RELEASE ANY DEBTOR RELEASEE FROM ANY CAUSES OF ACTION SET FORTH ON EXHIBIT A.

     NOTWITHSTANDING ANYTHING CONTAINED IN THE PLAN TO THE CONTRARY, THE DEBTORS WILL NOT HAVE RELEASED NOR BE DEEMED TO HAVE RELEASED BY OPERATION OF THIS
ARTICLE X.B OR OTHERWISE ANY OF THE CAUSES OF ACTION SET FORTH ON EXHIBIT A OR ANY CLAIMS OR CAUSES OF ACTION THAT THEY OR THE REORGANIZED DEBTORS MAY HAVE NOW OR IN THE FUTURE AGAINST THE NON-RELEASED PARTIES.

     ENTRY OF THE CONFIRMATION ORDER WILL CONSTITUTE THE BANKRUPTCY COURT'S APPROVAL, PURSUANT TO SECTION 363 OF THE BANKRUPTCY CODE AND BANKRUPTCY RULE 9019, OF THE DEBTOR RELEASE, WHICH INCLUDES BY REFERENCE EACH OF THE RELATED PROVISIONS AND DEFINITIONS CONTAINED IN THE PLAN, AND FURTHER, WILL CONSTITUTE THE BANKRUPTCY COURT'S FINDING THAT THE DEBTOR RELEASE IS: (1) IN EXCHANGE FOR GOOD AND VALUABLE CONSIDERATION PROVIDED BY THE DEBTOR RELEASEES, REPRESENTING GOOD FAITH SETTLEMENT AND COMPROMISE OF THE CLAIMS RELEASED BY THE DEBTOR RELEASE; (2) IN THE BEST INTERESTS OF THE DEBTORS AND ALL HOLDERS OF CLAIMS; (3) FAIR, EQUITABLE AND REASONABLE; (4) APPROVED AFTER DUE NOTICE AND OPPORTUNITY FOR HEARING; AND (5) A BAR TO THE DEBTORS OR REORGANIZED DEBTORS ASSERTING ANY CLAIM RELEASED BY THE DEBTOR RELEASE AGAINST ANY OF THE DEBTOR RELEASEES OR THEIR PROPERTY.

C.   THIRD PARTY RELEASE

     AS OF THE EFFECTIVE DATE, IN CONSIDERATION FOR THE OBLIGATIONS OF THE DEBTORS AND THE REORGANIZED DEBTORS UNDER THE PLAN AND THE CASH, NEW COMMON STOCK, WARRANTS AND OTHER CONTRACTS, INSTRUMENTS, RELEASES, AGREEMENTS OR DOCUMENTS TO BE ENTERED INTO OR DELIVERED IN CONNECTION WITH THE PLAN (1) EACH HOLDER OF A CLAIM THAT VOTES IN FAVOR OF THE PLAN AND (2) TO THE FULLEST EXTENT PERMISSIBLE UNDER APPLICABLE LAW, AS SUCH LAW MAY BE EXTENDED OR INTERPRETED SUBSEQUENT TO THE EFFECTIVE DATE, EACH ENTITY THAT HAS HELD, HOLDS OR

MAY HOLD A CLAIM OR EQUITY INTEREST OR AT ANY TIME WAS A CREDITOR OR STOCKHOLDER OF ANY OF THE DEBTORS AND THAT DOES NOT VOTE ON THE PLAN OR VOTES AGAINST THE PLAN WILL BE DEEMED TO FOREVER RELEASE, WAIVE AND DISCHARGE ALL CLAIMS (INCLUDING DERIVATIVE CLAIMS), OBLIGATIONS, SUITS, JUDGMENTS, DAMAGES, DEMANDS, DEBTS, RIGHTS, CAUSES OF ACTION AND LIABILITIES (OTHER THAN THE RIGHT TO ENFORCE THE DEBTORS' OR THE REORGANIZED DEBTORS' OBLIGATIONS UNDER THE PLAN AND THE CONTRACTS, INSTRUMENTS, RELEASES, AGREEMENTS AND DOCUMENTS DELIVERED THEREUNDER), WHETHER KNOWN OR UNKNOWN, FORESEEN OR UNFORESEEN, SUSPECTED OR UNSUSPECTED, LIQUIDATED OR UNLIQUIDATED, CONTINGENT OR FIXED, CURRENTLY EXISTING OR HEREAFTER ARISING, IN LAW, EQUITY OR OTHERWISE, THAT ARE BASED IN WHOLE OR IN PART ON ANY ACT, OMISSION, TRANSACTION OR OTHER OCCURRENCE TAKING PLACE ON OR PRIOR TO THE EFFECTIVE DATE IN ANY WAY RELATING TO A DEBTOR, THE CHAPTER 11 CASES OR THE PLAN THAT SUCH ENTITY HAS, HAD OR MAY HAVE AGAINST ANY DEBTOR RELEASEE OR RELEASING PARTY (WHICH RELEASE WILL BE IN ADDITION TO THE DISCHARGE OF CLAIMS AND TERMINATION OF EQUITY INTERESTS PROVIDED HEREIN AND UNDER THE CONFIRMATION ORDER AND THE BANKRUPTCY CODE).

     NOTWITHSTANDING ANYTHING CONTAINED IN THE PLAN TO THE CONTRARY, THE RELEASING PARTIES WILL NOT HAVE RELEASED NOR DEEMED TO HAVE RELEASED BY OPERATION OF THIS ARTICLE X.C OR OTHERWISE ANY CLAIMS OR CAUSES OF ACTION THAT THEY, THE DEBTORS OR THE REORGANIZED DEBTORS MAY HAVE NOW OR IN THE FUTURE AGAINST THE NON-RELEASED PARTIES.

     ENTRY OF THE CONFIRMATION ORDER WILL CONSTITUTE THE BANKRUPTCY COURT'S APPROVAL PURSUANT TO SECTION 363 OF THE BANKRUPTCY CODE AND BANKRUPTCY RULE 9019 OF THE THIRD PARTY RELEASE, WHICH INCLUDES BY REFERENCE EACH OF THE RELATED PROVISIONS AND DEFINITIONS CONTAINED IN THE PLAN, AND FURTHER, WILL CONSTITUTE THE BANKRUPTCY COURT'S FINDING THAT THE THIRD PARTY RELEASE IS: (1) IN EXCHANGE FOR GOOD AND VALUABLE CONSIDERATION PROVIDED BY THE DEBTOR RELEASEES AND THE RELEASING PARTIES, REPRESENTING GOOD FAITH SETTLEMENT AND COMPROMISE OF THE CLAIMS RELEASED BY THE THIRD PARTY RELEASE; (2) IN THE BEST INTERESTS OF THE DEBTORS AND ALL HOLDERS OF CLAIMS; (3) FAIR, EQUITABLE, AND REASONABLE; (4) APPROVED AFTER DUE NOTICE AND OPPORTUNITY FOR HEARING; AND (5) A BAR TO ANY OF THE RELEASING PARTIES ASSERTING ANY CLAIM RELEASED BY THE THIRD PARTY RELEASE AGAINST ANY OF THE DEBTOR RELEASEES OR THE RELEASING PARTIES OR THEIR RESPECTIVE PROPERTY.

D.   EXCULPATION

     NOTWITHSTANDING ANYTHING CONTAINED IN THE PLAN TO THE CONTRARY, THE EXCULPATED PARTIES WILL NEITHER HAVE NOR INCUR ANY LIABILITY TO ANY PERSON OR ENTITY FOR ANY PREPETITION OR POSTPETITION ACT TAKEN OR OMITTED TO BE TAKEN IN CONNECTION WITH OR RELATED TO FORMULATING, NEGOTIATING, PREPARING, DISSEMINATING, IMPLEMENTING OR ADMINISTERING THE PLAN, THE DISCLOSURE STATEMENT OR ANY CONTRACT, INSTRUMENT, RELEASE OR OTHER AGREEMENT OR DOCUMENT CREATED OR ENTERED INTO IN CONNECTION WITH THE PLAN, OR ANY OTHER PREPETITION OR POSTPETITION ACT TAKEN OR OMITTED TO BE TAKEN IN CONNECTION WITH OR IN CONTEMPLATION OF THE RESTRUCTURING OF THE DEBTORS OR CONFIRMING OR CONSUMMATING THE PLAN; PROVIDED THAT THE FOREGOING PROVISIONS OF THIS ARTICLE X.D WILL HAVE NO EFFECT ON THE LIABILITY OF ANY PERSON OR ENTITY THAT RESULTS FROM ANY SUCH ACT OR OMISSION THAT IS DETERMINED IN A FINAL ORDER TO HAVE CONSTITUTED GROSS NEGLIGENCE OR WILLFUL MISCONDUCT; PROVIDED FURTHER THAT EACH EXCULPATED PARTY WILL BE ENTITLED TO RELY UPON THE ADVICE OF COUNSEL CONCERNING HIS, HER OR ITS DUTIES PURSUANT TO, OR IN CONNECTION WITH, THE PLAN; PROVIDED STILL FURTHER THAT THE FOREGOING EXCULPATION WILL NOT APPLY TO ANY ACTS OR OMISSIONS EXPRESSLY SET FORTH IN AND PRESERVED BY THE PLAN.

     NOTWITHSTANDING ANYTHING CONTAINED IN THE PLAN TO THE CONTRARY, THE EXCULPATED PARTIES WILL NOT INCLUDE THE NON-RELEASED PARTIES, AND THE PLAN WILL NOT EXCULPATE NOR BE DEEMED TO HAVE EXCULPATED ANY OF THE NON-RELEASED PARTIES FOR ANY ACTS THEY HAVE TAKEN, WHETHER IN CONTEMPLATION OF THE RESTRUCTURING OF THE DEBTORS, IN CONFIRMING OR CONSUMMATING THE PLAN, OR OTHERWISE.

E.   INDEMNIFICATION

     On and from the Effective Date, and effective as of the Effective Date, the Reorganized Debtors will jointly and severally indemnify and hold harmless, each of the Releasing Parties, their respective predecessors and successors in interest and the respective current and former officers, directors, employees, members, partners, attorneys, financial advisors, accountants, investment bankers, investment advisors, actuaries, professionals, affiliates, agents and representatives of each of them for all costs, expenses, loss, damage or liability incurred by any such parties arising from or related in any way to any and all Claims, Causes of Action and any other debts, obligations, rights, suits, damages, actions, causes of action, remedies, and liabilities whatsoever, whether known or unknown, foreseen or unforeseen, existing as of the Effective Date or thereafter arising, in law, at equity, whether for tort, fraud, contract, violations of federal or state securities laws, or otherwise, based in whole or in part upon any act or omission, transaction, or other occurrence or circumstances existing or taking place prior to or on the Effective Date arising from or related in any way to the Debtors, including those arising from or related in any way to: (1) any acquisition by any such party of any indebtedness of the Debtors; (2) any action or omission of any such party with respect to any such indebtedness of the Debtors (including any action or omission of any such party with respect to the acquisition, holding, voting or disposition of any such investment); (3) any action or omission of any such party in such party's capacity as an officer, director, employee or agent of, or advisor to any Debtor; (4) any disclosure made or not made by any person to any current or former Holder of any such indebtedness of the Debtors; (5) any consideration paid to any such party by any of the Debtors in respect of any investment by any such party in any indebtedness of the Debtors or in respect of any services provided by any such party to any Debtor; and (6) any action taken or not taken in connection with the Chapter 11 Cases or the Plan. In the event that any such party becomes involved in any action, proceeding or investigation brought by or against any person, as a result of matters to which the foregoing indemnity may relate, the Reorganized Debtors will promptly reimburse any such party for its reasonable legal and other expenses (including the cost of any investigation and preparation) incurred in connection therewith as such expenses are incurred and after a request for indemnification is made in writing, with reasonable documentation in support thereof; provided that notwithstanding anything herein to the contrary, the Plan will not indemnify nor be deemed to have indemnified any of the Non-Released Parties, whether for any matter to which this Article X.E pertains or otherwise.

F.   DISCHARGE OF CLAIMS AND TERMINATION OF EQUITY INTERESTS

     1. EXCEPT AS PROVIDED IN THE PLAN OR IN THE CONFIRMATION ORDER, THE RIGHTS AFFORDED UNDER THE PLAN AND THE TREATMENT OF CLAIMS AND EQUITY INTERESTS UNDER THE PLAN WILL BE IN EXCHANGE FOR AND IN COMPLETE SATISFACTION, DISCHARGE AND RELEASE OF ALL CLAIMS AND TERMINATION OF ALL EQUITY INTERESTS ARISING ON OR BEFORE THE EFFECTIVE DATE, INCLUDING ANY INTEREST ACCRUED ON CLAIMS FROM THE PETITION DATE. EXCEPT AS PROVIDED IN THE PLAN OR IN THE CONFIRMATION ORDER, CONFIRMATION WILL, AS OF THE EFFECTIVE DATE: (A) DISCHARGE THE DEBTORS FROM ALL CLAIMS OR OTHER DEBTS THAT AROSE ON OR BEFORE THE EFFECTIVE DATE AND ALL DEBTS OF THE KIND SPECIFIED IN SECTION 502(G), (H) OR (I) OF THE BANKRUPTCY CODE, WHETHER OR NOT (I) A PROOF OF CLAIM BASED ON SUCH DEBT IS FILED OR DEEMED FILED PURSUANT TO SECTION 501 OF THE BANKRUPTCY CODE, (II) A CLAIM BASED ON SUCH DEBT IS ALLOWED PURSUANT TO SECTION 502 OF THE BANKRUPTCY CODE OR (III) THE HOLDER OF A CLAIM BASED ON SUCH DEBT HAS ACCEPTED THE PLAN; AND (B) TERMINATE ALL EQUITY INTERESTS AND OTHER RIGHTS OF EQUITY SECURITY HOLDERS IN THE DEBTORS.

     2. IN ACCORDANCE WITH THE FOREGOING, EXCEPT AS PROVIDED IN THE PLAN OR THE CONFIRMATION ORDER, THE CONFIRMATION ORDER WILL BE A JUDICIAL DETERMINATION, AS OF THE EFFECTIVE DATE, OF A DISCHARGE OF ALL CLAIMS AND OTHER DEBTS AND LIABILITIES AGAINST THE DEBTORS AND A TERMINATION OF ALL EQUITY INTERESTS AND OTHER RIGHTS OF EQUITY SECURITY HOLDERS IN THE DEBTORS, PURSUANT TO SECTIONS 524 AND 1141 OF THE BANKRUPTCY CODE, AND SUCH DISCHARGE WILL VOID ANY JUDGMENT OBTAINED AGAINST A DEBTOR AT ANY TIME, TO THE EXTENT THAT SUCH JUDGMENT RELATES TO A DISCHARGED CLAIM OR TERMINATED EQUITY INTEREST.

G.   INJUNCTION

     1. EXCEPT AS PROVIDED IN THE PLAN OR THE CONFIRMATION ORDER, AS OF THE EFFECTIVE DATE, ALL ENTITIES THAT HAVE HELD, CURRENTLY HOLD OR MAY HOLD A CLAIM OR OTHER DEBT OR LIABILITY THAT IS DISCHARGED OR AN EQUITY INTEREST OR OTHER RIGHT OF AN EQUITY SECURITY HOLDER THAT IS TERMINATED PURSUANT TO THE TERMS OF THE PLAN ARE PERMANENTLY ENJOINED FROM TAKING ANY OF THE FOLLOWING ACTIONS ON ACCOUNT OF ANY SUCH DISCHARGED CLAIMS, DEBTS OR LIABILITIES OR TERMINATED EQUITY INTERESTS OR RIGHTS: (A) COMMENCING OR CONTINUING IN ANY MANNER ANY ACTION OR OTHER PROCEEDING AGAINST THE DEBTORS, THE REORGANIZED DEBTORS OR THEIR RESPECTIVE PROPERTY, OTHER THAN TO ENFORCE ANY RIGHT PURSUANT TO THE PLAN TO A DISTRIBUTION; (B) ENFORCING, ATTACHING, COLLECTING OR RECOVERING IN ANY MANNER ANY JUDGMENT, AWARD, DECREE OR ORDER AGAINST THE DEBTORS, THE REORGANIZED DEBTORS OR THEIR RESPECTIVE PROPERTY, OTHER THAN AS PERMITTED PURSUANT TO (A) ABOVE; (C) CREATING, PERFECTING

OR ENFORCING ANY LIEN OR ENCUMBRANCE AGAINST THE DEBTORS, THE REORGANIZED DEBTORS OR THEIR RESPECTIVE PROPERTY; (D) ASSERTING A SETOFF, RIGHT OF SUBROGATION OR RECOUPMENT OF ANY KIND AGAINST ANY DEBT, LIABILITY OR OBLIGATION DUE TO THE DEBTORS OR THE REORGANIZED DEBTORS; AND (E) COMMENCING OR CONTINUING ANY ACTION, IN ANY MANNER, IN ANY PLACE THAT DOES NOT COMPLY WITH OR IS INCONSISTENT WITH THE PROVISIONS OF THE PLAN.

     2. AS OF THE EFFECTIVE DATE, ALL ENTITIES THAT HAVE HELD, CURRENTLY HOLD OR MAY HOLD ANY CLAIMS, OBLIGATIONS, SUITS, JUDGMENTS, DAMAGES, DEMANDS, DEBTS, RIGHTS, CAUSES OF ACTION OR LIABILITIES THAT ARE RELEASED PURSUANT TO THE PLAN ARE PERMANENTLY ENJOINED FROM TAKING ANY OF THE FOLLOWING ACTIONS AGAINST ANY RELEASED ENTITY OR ITS PROPERTY ON ACCOUNT OF SUCH RELEASED CLAIMS, OBLIGATIONS, SUITS, JUDGMENTS, DAMAGES, DEMANDS, DEBTS, RIGHTS, CAUSES OF ACTION OR
LIABILITIES: (A) COMMENCING OR CONTINUING IN ANY MANNER ANY ACTION OR OTHER PROCEEDING; (B) ENFORCING, ATTACHING, COLLECTING OR RECOVERING IN ANY MANNER ANY JUDGMENT, AWARD, DECREE OR ORDER; (C) CREATING, PERFECTING OR ENFORCING ANY LIEN OR ENCUMBRANCE; (D) ASSERTING A SETOFF, RIGHT OF SUBROGATION OR RECOUPMENT OF ANY KIND AGAINST ANY DEBT, LIABILITY OR OBLIGATION DUE TO ANY RELEASED ENTITY; AND (E) COMMENCING OR CONTINUING ANY ACTION, IN ANY MANNER, IN ANY PLACE THAT DOES NOT COMPLY WITH OR IS INCONSISTENT WITH THE PROVISIONS OF THE PLAN.

     3. BY ACCEPTING DISTRIBUTIONS PURSUANT TO THE PLAN, EACH HOLDER OF AN ALLOWED CLAIM RECEIVING DISTRIBUTIONS PURSUANT TO THE PLAN WILL BE DEEMED TO HAVE SPECIFICALLY CONSENTED TO THE INJUNCTIONS SET FORTH IN THIS ARTICLE X.G.

                                  ARTICLE XI.

                            RETENTION OF JURISDICTION

     Notwithstanding the entry of the Confirmation Order and the occurrence of the Effective Date, the Bankruptcy Court will retain such jurisdiction over the Chapter 11 Cases after the Effective Date as is legally permissible, including jurisdiction to:

     1. Allow, disallow, determine, liquidate, classify, estimate or establish the priority or secured or unsecured status of any Claim or Equity Interest, including the resolution of any request for payment of any Administrative Claim and the resolution of any objections to the allowance, priority or classification of Claims or Equity Interests;

     2. Grant or deny any applications for allowance of compensation or reimbursement of expenses authorized pursuant to the Bankruptcy Code or the Plan for periods ending on or before the Effective Date;

     3. Resolve any matters related to the assumption, assumption and assignment or rejection of any Executory Contract or Unexpired Lease to which any Debtor is a party or with respect to which any Debtor or Reorganized Debtor may be liable and to hear, determine and, if necessary, liquidate any Claims arising therefrom, including any Cure Amount Claims;

     4. Ensure that distributions to Holders of Allowed Claims are accomplished pursuant to the provisions of the Plan;

     5. Decide or resolve any motions, adversary proceedings, contested or litigated matters and any other matters, and grant or deny any applications involving the Debtors that may be pending on the Effective Date or brought thereafter;

     6. Enter such orders as may be necessary or appropriate to implement or consummate the provisions of the Plan and all contracts, instruments, releases and other agreements or documents entered into or delivered in connection with the Plan, the Disclosure Statement or the Confirmation Order;

     7. Resolve any cases, controversies, suits or disputes that may arise in connection with the Consummation, interpretation or enforcement of the Plan or any contract, instrument, release or other agreement or document that is entered into or delivered pursuant to the Plan or any Entity's rights arising from or obligations incurred in connection with the Plan or such documents;

     8. Modify the Plan before or after the Effective Date pursuant to section 1127 of the Bankruptcy Code; modify the Disclosure Statement, the Confirmation Order or any contract, instrument, release or other agreement or document entered into or delivered in connection with the Plan, the Disclosure Statement or the Confirmation Order; or remedy any defect or omission or reconcile any inconsistency in any Bankruptcy Court order, the Plan, the Disclosure Statement, the Confirmation Order or any contract, instrument, release or other agreement or document entered into, delivered or created in connection with the Plan, the Disclosure Statement or the Confirmation Order, in such manner as may be necessary or appropriate to consummate the Plan;

     9. Issue injunctions, enforce the injunctions contained in the Plan and the Confirmation Order, enter and implement other orders or take such other actions as may be necessary or appropriate to restrain interference by any Entity with Consummation, implementation or enforcement of the Plan or the Confirmation Order;

     10. Enter and implement such orders as are necessary or appropriate if the Confirmation Order is for any reason or in any respect modified, stayed, reversed, revoked or vacated or distributions pursuant to the Plan are enjoined or stayed;

     11. Determine any other matters that may arise in connection with or relate to the Plan, the Disclosure Statement, the Confirmation Order or any contract, instrument, release or other agreement or document entered into or delivered in connection with the Plan, the Disclosure Statement or the Confirmation Order;

     12. Determine matters concerning state, local and federal taxes in accordance with sections 346, 505 and 1146 of the Bankruptcy Code, including any Disputed Claims for taxes; and

     13. Enter a Final Decree closing the Chapter 11 Cases.

                                  ARTICLE XII.

                            MISCELLANEOUS PROVISIONS

A.   DISSOLUTION OF THE CREDITORS' COMMITTEE

     On the Effective Date, the Creditors Committee will dissolve and the members of the Creditors Committee will be released and discharged from all duties and obligations arising from or related to the Chapter 11 Cases. The Professionals retained by the Creditors Committee and the members thereof will not be entitled to assert any Fee Claim for any services rendered or expenses incurred after the Effective Date, except for services rendered and expenses incurred in connection with any applications for allowance of compensation and reimbursement of expenses pending on the Effective Date or Filed and served after the Effective Date pursuant to Article III.A.1(g)(ii)(A) and in connection with any appeal of the Confirmation Order.

B.   MODIFICATION OF THE PLAN

     Subject to the restrictions on modifications set forth in section 1127 of the Bankruptcy Code, the Debtors or the Reorganized Debtors, as applicable, reserve the right to alter, amend or modify the Plan before its substantial consummation.

C.   REVOCATION OF THE PLAN

     The Debtors reserve the right to revoke or withdraw the Plan as to any or all of the Debtors prior to the Confirmation Date. If the Debtors revoke or withdraw the Plan as to any or all of the Debtors, or if Confirmation as to any or all of the Debtors does not occur, then, with respect to such Debtors, the Plan will be null and void in all respects, and nothing contained in the Plan will: (1) constitute a waiver or release of any Claims by or against, or any Equity Interests in any Debtor; (2) prejudice in any manner the rights of any Debtor or any other party; or (3) constitute an admission, acknowledgment, offer or undertaking by any Debtor in any respect.

D.   SEVERABILITY OF PLAN PROVISIONS

     If, prior to Confirmation, any term or provision of the Plan is held by the Bankruptcy Court to be invalid, void or unenforceable, the Bankruptcy Court will have the power to alter and interpret such term or provision to make it valid or enforceable to the maximum extent practicable, consistent with the original purpose of the term or provision held to be invalid, void or unenforceable, and such term or provision then will be applicable as altered or interpreted. Notwithstanding any such holding, alteration or interpretation, the remainder of the terms and provisions of the Plan will remain in full force and effect and will in no way be affected, impaired or invalidated by such holding, alteration or interpretation. The Confirmation Order will constitute a judicial determination and will provide that each term and provision of the Plan, as it may have been altered or interpreted in accordance with the foregoing, is valid and enforceable pursuant to its terms.

E.   CONSULTATION

     Reference in the Plan to "in consultation with the Prepetition Lenders" or words of similar import shall mean in consultation with the Steering Committee and/or other Prepetition Lenders in such manner and to such extent as the Agent, in its sole discretion, shall determine is appropriate under the circumstances. In no event shall a reference to such consultation require a vote by any Prepetition Lenders.

F.   SUCCESSORS AND ASSIGNS

     The rights, benefits and obligations of any Entity named or referred to in the Plan will be binding on, and will inure to the benefit of, any heir, executor, administrator, successor or assign of such Entity.

G.   SERVICE OF CERTAIN PLAN EXHIBITS AND DISCLOSURE STATEMENT EXHIBITS

     Because the Exhibits to the Plan are voluminous, the Exhibits are not being served with copies of the Plan and the Disclosure Statement. Any party in interest may review the Plan Exhibits during normal business hours (9:30 a.m. to 4:30 p.m., local time) in the Document Reviewing Centers.

H.   SERVICE OF DOCUMENTS

     Any pleading, notice or other document required by the Plan or Confirmation Order to be served on or delivered to the Debtors, the Reorganized Debtors, the Creditors Committee or the DIP Lenders must be sent by overnight delivery service, facsimile transmission, courier service or messenger to:

THE DEBTORS AND THE REORGANIZED DEBTORS   THE CREDITORS COMMITTEE

Richard M. Cieri                          Michael S. Stamer
Kirkland & Ellis LLP                      Akin, Gump, Strauss, Hauer & Feld L.L.P.
Citigroup Center                          590 Madison Avenue
153 East 53rd Street                      New York, New York 10022
New York, New York 10022                  Telephone: (212) 872-1000
Telephone: (212) 446-4800                 Facsimile: (212) 872-1002
Facsimile: (212) 446-4900
                                          -and-
-and-
                                          Thomas B. Radom
David L. Eaton                            Butzel Long, P.C.
Ray C. Schrock                            100 Bloomfield Hills Parkway
Kirkland & Ellis LLP                      Bloomfield Hills, Michigan 48304
200 East Randolph Drive                   Telephone: (248) 258-1616
Chicago, Illinois 60601                   Facsimile: (248) 258-1439
Telephone: (312) 861-2000
Facsimile: (312) 861-2200

-and-

Joseph M. Fischer
Lawrence A. Lichtman
Carson Fischer, P.L.C.
4111 West Andover Road -- Second Floor
Bloomfield Hills, Michigan 48302
Telephone: (248) 644-4840
Facsimile: (248) 644-1832

THE DIP LENDERS                           THE PREPETITION LENDERS

Peter V. Pantaleo                         Harold S. Novikoff
Alice B. Eaton                            Chetan Gulati
Simpson Thacher & Bartlett LLP            Wachtell, Lipton, Rosen & Katz
425 Lexington Avenue                      51 West 52nd Street
New York, New York 10017                  New York, New York 10019
Telephone: (212) 455-2000                 Telephone: (212) 403-1000
Facsimile: (212) 455-2502                 Facsimile: (212) 403-2000

THE UNITED STATES TRUSTEE

Stephen E. Spence
U.S. Department of Justice
Office of the United States Trustee
211 West Fort Street, Suite 700
Detroit, Michigan 48226
Telephone: (313) 226-7911
Facsimile: (313) 226-7952

                                        Respectfully Submitted,

                                        COLLINS & AIKMAN CORPORATION
                                        (for itself and on behalf of its
                                        Debtor subsidiaries)


                                        /s/ John R. Boken
                                        ----------------------------------------
                                        Name: John R. Boken
                                        Title: Chief Restructuring Officer